UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
HERITAGE DISTILLING HOLDING COMPANY, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Heritage Distilling Holding Company, Inc. Stockholder:
You are cordially invited to attend our Annual Meeting of Stockholders which will be held in the Barrel Room at our corporate headquarters located at 9668 Bujacich Road, Gig Harbor, Washington on Tuesday, June 24, 2025, at 9:00 a.m. Pacific Time.
The accompanying notice of the Annual Meeting (the “Notice”) and the Proxy Statement have been made part of this invitation. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements only if you were a stockholder as of May 30, 2025, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of our voting common stock will be entitled to vote on: Proposal 1 - Director Proposal; Proposal 2 - Advisory Compensation Proposal; Proposal 3 - Advisory Vote Proposal; Proposal 4 - ELOC Share Issuance Proposal; Proposal 5 - SPA Share Issuance Proposal; Proposal 6 - Authorized Share Proposal; Proposal 7 - Incentive Plan Proposal; Proposal 8 - Auditor Proposal; and, Proposal 9 - Adjournment Proposal, as further described in the accompanying Proxy Statement. The Board of Directors recommends that you vote “FOR” each of the proposals 1, 2, and 4-9 and a vote for "THREE YEARS" for proposal 3, as outlined in the accompanying Proxy Statement.
Your vote is very important, regardless of the number of shares of our voting common stock that you own. If you elect to vote via proxy you can do so online easily, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Annual Meeting. For the convenience of stockholders, we have made it easy for you to vote via a secure internet link, as further described below.
If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.
We look forward to hearing from you. Thank you for your ongoing support of and interest in Heritage Distilling.
Sincerely,
Justin B. Stiefel
Chairman and CEO
Gig Harbor, Washington
June 10, 2025

Notice of Annual Meeting of Stockholders
Meeting Details

DATE	TIME	PLACE
Tuesday, June 24, 2025	9:00 a.m. Pacific Time	9668 Bujacich Road, Gig Harbor, Washington
Matters to Be Voted On
The principal business of the Annual Meeting will be to:

1	Elect two Class III Directors for a three-year term ending as of the annual meeting in 2028 (the "Director Proposal");
2	Approve, on an advisory and non-binding basis, the compensation of our named executive officers (the "Advisory Compensation Proposal");
3	Select, on an advisory and non-binding basis, whether future advisory votes on the compensation of our named executive officers should be every one, two or three years (the "Advisory Vote Proposal");
4	Approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock pursuant to the ELOC Purchase Agreement, dated as of January 23, 2025, by and between our Company and C/M Capital Master Fund, LP (the “ELOC Share Issuance Proposal”);
5
Approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the potential issuance of shares of our common stock upon conversion of the Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock") and the exercise of warrants issued pursuant to Securities Purchase Agreements between our Company and certain accredited investors related to the issuance of such securities (the “SPA Share Issuance Proposal”);

6
Approve an amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of capital stock from 75,000,000 shares to 495,000,000 shares (the "Authorized Share Proposal");

7	Approve an amendment to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan to increase the plan’s shares available for issuance (the "Incentive Plan Proposal").
8	Ratify the appointment of CBIZ CPAs P.C. ("CBIZ") as our independent registered public accounting firm for the year ending December 31, 2025 (the "Auditor Proposal"); and
9	Approve a proposal to adjourn the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the other proposals to be voted on at the Annual Meeting (the “Adjournment Proposal”).
And to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2, 4, 5, 6, 7, 8, AND 9, AND "THREE YEARS" FOR PROPOSAL 3, ALL TO BE VOTED ON AT THE ANNUAL MEETING.
The affirmative vote of a majority of the votes cast by stockholders present, in person or by proxy, at the Annual Meeting is required to approve all proposals other than the Authorized Share Proposal. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the Authorized Share Proposal.
All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. A postage-paid return envelope is enclosed for your convenience. You may vote by: (i) signing your proxy card and mailing it in the enclosed envelope; (ii) voting over the internet by following the procedures provided on the proxy card; or (iii) attending the Annual Meeting and voting in person. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the Annual Meeting, then you must obtain from the record holder a proxy issued in your name. For the convenience of stockholders, we have made it easy for you to vote via a secure internet link, as further described below.
Our board of directors has fixed the close of business on May 30, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices, beginning on the earlier of ten days prior to the date of the Annual Meeting or two business days after the date this notice is provided to stockholders and continuing through the Annual Meeting, and any adjournments thereof. The list will also be available for inspection at the Annual Meeting.
Please review the proxy statement accompanying this notice for more complete information regarding the matters to be considered at the Annual Meeting. Please read the accompanying proxy statement and its annexes carefully and in their entirety.
By Order of the Board of Directors,
Jennifer D.H. Stiefel
President and Secretary
Gig Harbor, Washington
June 10, 2025

Questions and Answers
Why am I receiving these materials?
The board of directors ("Board of Directors" or "Board") of Heritage Distilling Holding Company, Inc. ("Heritage" or "Company") has made these materials available to you via the internet or has delivered printed versions of these materials to you by mail on or about June 10, 2025, in connection with its solicitation of proxies for use at our 2025 annual meeting of stockholders ("2025 Annual Meeting" or "Annual Meeting"). The Annual Meeting will take place on Tuesday, June 24, 2025, at 9:00 a.m. Pacific Time, in the Barrel Room at our corporate headquarters located at 9668 Bujacich Road, Gig Harbor, WA 98332.
While we have included links to our website, the contents of our website are not incorporated by reference into this Proxy Statement or our other SEC reports and filings.
What is included in these materials?
These materials include:
•Our Notice of 2025 Annual Meeting of Stockholders and our Proxy Statement for Annual Meeting of Stockholders ("Proxy Statement"), which summarize the information regarding the matters to be voted on at the Annual Meeting;
•Our Annual Report on Form 10-K and audited consolidated financial statements for the year ended December 31, 2024 ("Annual Report"); and
•A proxy card.
What is the purpose of the Annual Meeting?
There are nine known matters that will come before the stockholders at the 2025 Annual Meeting:
•The election of two Class III Directors to the Board of Directors, each to serve a three-year term ending as of the annual meeting in 2028 (the "Director Proposal");
•The approval, on an advisory and non-binding basis, the compensation of our named executive officers (the "Advisory Compensation Proposal");
•To select, on an advisory and non-binding basis, whether future advisory votes on the compensation of our named executive officers should be every one, two or three years (the "Advisory Vote Proposal");
•For purposes of complying with Nasdaq Listing Rule 5635(d), the approval of the potential issuance of shares of our common stock pursuant to the ELOC Purchase Agreement, dated as of January 23, 2025, by and between our Company and C/M Capital Master Fund, LP (the "ELOC Share Issuance Proposal");
•For purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the approval of the potential issuance of shares of our common stock upon conversion of the Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and the exercise of warrants issued pursuant to the Securities Purchase Agreements between our Company and certain accredited investors related to the issuance of such securities (the "SPA Share Issuance Proposal");
•The approval of an amendment to our second amended and restated certificate of incorporation ("Certificate of Incorporation") to increase the number of authorized shares of capital stock from 75,000,000 shares to 495,000,000 shares (the "Authorized Share Proposal");
•The approval of an amendment to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan to increase the plan's shares available for issuance (the "Incentive Plan Proposal");
•The ratification of the appointment of CBIZ as our independent registered public accounting firm for the year ending December 31, 2025 (the "Auditor Proposal"); and

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Questions and Answers
•The approval of a proposal to adjourn the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the other proposals to be voted on at the Annual Meeting (the "Adjournment Proposal").
It is possible that other business may come before the Annual Meeting, although we currently are not aware of any such matters.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:

Proposals		Board Recommendation	Page Reference
1	DIRECTOR PROPOSAL	FOR each Nominee	16
2	ADVISORY COMPENSATION PROPOSAL	FOR	21
3	ADVISORY VOTE PROPOSAL	EVERY 3 YEARS	22
4	ELOC SHARE ISSUANCE PROPOSAL	FOR	23
5	SPA SHARE ISSUANCE PROPOSAL	FOR	29
6	AUTHORIZED SHARE PROPOSAL	FOR	33
7	INCENTIVE PLAN PROPOSAL	FOR	36
8	AUDITOR PROPOSAL	FOR	43
9	ADJOURNMENT PROPOSAL	FOR	44
Who is entitled to vote at the Annual Meeting?
If you owned shares of our common stock at the close of business on May 30, 2025, the record date for the Annual Meeting (the "Record Date"), you are entitled to vote those shares. On the Record Date, there were 12,050,386 shares of our common stock outstanding, which was our only class of stock having general voting rights.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
•Stockholder of Record. If you have shares registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC ("Equiniti" or "EQ"), then you are considered the stockholder of record with respect to those shares and we sent the proxy materials directly to you.
•Beneficial Owner of Shares Held in Street Name. If you have shares held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials were forwarded to you by that organization. The organization holding the shares in your account is considered the stockholder of record with respect to those shares for the purpose of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares it holds in your account.

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Questions and Answers
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•In Person . You may vote in person at the Annual Meeting. You must request a ballot when you arrive.
Internet voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Monday, June 23, 2025.
If you are a beneficial owner of shares held in street name, you should have received from your broker, bank or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•In Person. If you wish to vote in person, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank or other nominee.
If you received more than one set of proxy materials or proxy card, then you hold shares of Heritage common stock in more than one account. You should vote via the Internet, by mail or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
At the Annual Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:
•FOR each of the director nominees in the Director Proposal;
•FOR the approval of the compensation of our named executive officers in the Advisory Compensation Proposal;
•THREE YEARS in the Advisory Vote Proposal;
•FOR the approval of the ELOC Share Issuance Proposal;
•FOR the approval of the SPA Share Issuance Proposal;
•FOR the approval of the Authorized Share Proposal;
•FOR the approval of the Incentive Plan Proposal;
•FOR the approval of the Auditor Proposal; and
•FOR the Adjournment Proposal.
Can I change my vote or revoke my proxy?
Yes. If you change your mind after you have voted by internet or you sent in your proxy card and wish to re-vote, you may do so by following one of these procedures:
•Vote again via the internet;
•Send in another signed proxy card with a later date;
•Send a letter revoking your vote or proxy to our Corporate Secretary at our offices in Gig Harbor, Washington; or
•Attend the Annual Meeting and vote in person.
We will tabulate the latest valid vote or instruction that we receive from you.

Heritage Distilling Holding Company, Inc.	3	2025 Proxy Statement

Questions and Answers
Can I attend the Annual Meeting?
You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial owner of our common stock as of the close of business on May 30, 2025 or you hold a valid legal proxy for the Annual Meeting. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Annual Meeting. If you are a beneficial owner of our common stock, you will need to provide proof of beneficial ownership on the Record Date in order to be admitted to the Annual Meeting, such as a brokerage account statement showing that you owned our common stock as of the Record Date, a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, including a valid legal proxy from your broker, bank or other nominee. You should also be prepared to present photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.
Even if you plan to attend the Annual Meeting, it is recommended that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
What constitutes a quorum at the Annual Meeting?
A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, in person or by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. There were 12,050,386 shares of our common stock outstanding and entitled to vote on the Record Date. Therefore, a quorum will be present if 4,016,796 shares of our common stock, are present in person or represented by executed proxies timely received by us at the Annual Meeting.
Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote over the Internet or at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the Annual Meeting, then under our Bylaws either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.
Therefore, if the shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to

2025 Proxy Statement	4	Heritage Distilling Holding Company, Inc.

Questions and Answers
vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.
Proposals 1, 2, 3, 4, 5, and 7 (the Director Proposal, the Advisory Compensation Proposal, the Advisory Vote Proposal, the ELOC Share Issuance Proposal, the SPA Share Issuance Proposal, and the Incentive Plan Proposal) are considered “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals 6, 8, and 9 (the Authorized Share Proposal, the Auditor Proposal, and the Adjournment Proposal) are considered “routine” under New York Stock Exchange rules and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on such proposals.
What is the impact of abstentions, withhold votes and broker non-votes?
If you submit a proxy or voting instructions but do not indicate your specific voting instructions on one or more of the proposals to be presented at the Annual Meeting, your shares will be voted as recommended by our Board of Directors on those proposals if using the form of proxy included with the proxy materials and as the proxyholders may determine with respect to any other matter properly presented for a vote at the Annual Meeting. Abstentions will not be considered as votes cast. Accordingly, abstentions will have no impact upon the any of the proposals to be voted. Broker non-votes will have no effect on the Director Proposal, the Adjournment Proposal, the ELOC Share Issuance Proposal, the SPA Share Issuance Proposal, the Authorized Share Proposal or the Incentive Plan Proposal.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of soliciting these proxies. In addition to soliciting proxies by distributing these proxy materials, our officers and employees may also solicit proxies by telephone, by fax, by mail, via the internet or other electronic means of communication, or in person. No additional compensation will be paid to officers or employees for their assistance in soliciting proxies. We will reimburse brokers, banks, and other similar organizations for the expenses they incur in forwarding the proxy materials to you.
Where can I find the voting results of the Annual Meeting?
The voting results will be announced at the Annual Meeting. We will also report the voting results in a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than February 9, 2026. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Corporate Secretary
Heritage Distilling Holding Company, Inc.
9668 Bujacich Road
Gig Harbor, Washington 98332
stockholder.info@heritagedistilling.com
For a stockholder proposal that is intended to be included in our proxy statement for next year’s annual meeting not under Rule 14a-8, the stockholder must provide the information required by our amended and restated bylaws ("Bylaws") and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the

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Corporate Secretary no earlier than the close of business on February 24, 2026 and no later than the close of business on March 26, 2026.
If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of 90 days prior to the meeting or 10 days after public announcement of the meeting date.
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2026 annual meeting of stockholders, we must receive your written nomination on or after February 24, 2026, but no later than March 26, 2026. You should send your proposal to our Corporate Secretary as set forth above.
The following is only a brief summary of the rules and requirements for your notice of nominations for election to the Board of Directors, as detailed in our Bylaws, for a nomination to be properly brought before an annual meeting: (1) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to Section 2.5 and Section 2.6 of our Bylaws if such candidate for nomination were a Nominating Person (described below), (2) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (3) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (1) through (3) are referred to as “Nominee Information”), and (4) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(i) of our Bylaws.
The term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.
In addition to satisfying the foregoing requirements under our Bylaws, including the timelines, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting, you must include in your notice the information required by Rule 14a-19 of the Exchange Act.

2025 Proxy Statement	6	Heritage Distilling Holding Company, Inc.

Corporate Governance
Corporate Governance Guidelines
The goals of our Board are to build long-term value for our stockholders and to ensure our vitality for our customers, employees, and others who depend on us. Our Board has adopted and follows corporate governance practices that our Board and our senior management believe promote these purposes, are sound, and represent best practices. To this end, we have established the following:
•A Code of Conduct and Business Ethics (the "Code of Conduct") that sets forth our ethical principles and applies to all of our directors, officers, employees, contractors, and consultants;
•A Related Person Transaction Policy that applies to all of our directors, officers, and employees; and
•Charters for our Audit, Compensation, Nominating and Corporate Governance, and Technology and Cryptocurrency Committees.
Under our applicable Committee charters, each director has complete access to our management, and the Board and each Committee have the right to consult and retain independent legal counsel, accountants, and other advisers at our expense. All of the foregoing documents are available on our website at www.HeritageDistilling.com under “Investors — Governance — Governance Documents.” To satisfy the disclosure requirements of item 5.05 of Form 8-K, we will post on this website any amendments to the Code of Conduct or waivers of the Code of Conduct for directors and executive officers.
We periodically review our governance practices against requirements of the SEC, the listing standards of The Nasdaq Global Market (Nasdaq), the laws of the state of Delaware, and practices suggested by recognized corporate governance authorities.
Code of Conduct and Business Ethics
Our Board of Directors has adopted a Code of Conduct that applies to all of our employees, contractors, and consultants, including our chief executive officer and our chief financial officer and principal accounting officer. Our Code of Conduct is available on our website at www.HeritageDistilling.com by clicking on “Investors.” If we amend or grant a waiver of one or more of the provisions of our Code of Conduct, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct that apply to our principal executive officer, financial and accounting officers by posting the required information on our website at the above address within four business days of such amendment or waiver. The information on our website is not part of this Proxy Statement.
Our Board of Directors, management and all employees of our Company are committed to implementing and adhering to the Code of Conduct. Therefore, it is up to each individual to comply with and follow the Code of Conduct. If an individual is concerned that there has been a violation of the Code of Conduct, he or she will be able to report in good faith to his or her superior. While a record of such reports will be kept confidential by our Company for the purposes of investigation, the report may be made anonymously and no individual making such a report will be subject to any form of retribution.
Director Independence
As of the Record Date, five of our directors were considered independent, two are members of our management, Mr. Stiefel, our Chief Executive Officer, and Mrs. Stiefel, our President, and one is a consultant, Mr. Varga. The Board has determined that five of our directors serving on our Board meet the Nasdaq and SEC standards for independence and that all members of the Audit Committee meet the heightened independence standards required for Audit Committee members under Nasdaq and SEC standards. Only independent directors may serve on our Audit, Compensation, and Nominating and Corporate Governance Committees.
In determining the independence of our directors, the Board affirmatively decides whether a non-employee director has a relationship that would interfere with that director’s exercise of independent judgment in carrying out the responsibilities of being a

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Corporate Governance
director. In making that decision, the Board is informed of the Nasdaq and SEC rules that disqualify a person from being considered as independent, considers the responses from each director in an annual questionnaire, and reviews the applicable standards with each Board member.
Risk Oversight
Our Board of Directors oversees the risk management activities designed and implemented by our management. Our Board of Directors executes its oversight responsibility for risk management both directly and through its committees. The full Board of Directors also considers specific risk topics, including risks associated with our strategic plan, business operations, and capital structure. In addition, our Board of Directors regularly receives detailed reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.
Our Board of Directors has delegated to the Audit Committee the principal oversight of our risk management process. Our other Board committees, however, also consider and address risks and risk management as they perform their respective committee responsibilities. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise risk.
Communications with Directors
Individuals may communicate with the Board by contacting: Secretary to the Board of Directors, 9668 Bujacich Road, Gig Harbor, Washington 98332, e-mail: stockholder.info@heritagedistilling.com.
This correspondence is provided to all directors. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board, and provides communications to the full Board or to individual directors, as appropriate. Certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, are not provides.
Communications that are intended specifically for the Chair, independent directors, or the non-employee directors should be sent to the e-mail address or street address noted above, to the attention of the Chair.
Board Qualifications
The criteria for Board membership as adopted by the Board include a person’s integrity, knowledge, judgment, skills, expertise, collegiality, diversity of experience, and other time commitments (including positions on other company boards) in the context of the then-current composition of the Board. The Board has not adopted a specific set of minimum qualifications that are necessary for a nominee to possess. As a matter of practice, the Nominating and Corporate Governance Committee (the "NCG Committee") considers diversity in the context of the Board as a whole and considers the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives. The NCG Committee is responsible for assessing the appropriate balance of skills brought to the Board by its members and ensuring that an appropriate mix of specialized knowledge (e.g., financial, industry, or technology) is represented on the Board.
Once the NCG Committee has identified a potential director nominee, the NCG Committee, in consultation with the Chief Executive Officer, evaluates the prospective nominee against the specific criteria that the Board has established. If the NCG Committee determines to proceed with further consideration, then members of the NCG Committee, the Chief Executive Officer, and other members of the Board, as appropriate, interview the prospective nominee. After completing this evaluation and interview, the NCG Committee makes a recommendation to the full Board, which makes the final determination whether to appoint the new director.
The NCG Committee will consider candidates for director recommended by stockholders and will evaluate those candidates using the criteria set forth above.

2025 Proxy Statement	8	Heritage Distilling Holding Company, Inc.

Corporate Governance
Diversity of the Board
While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of our director nominees’ individual biographies set forth below. We believe that our directors and director nominees will provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Our Board of Directors expects a culture of ethical business conduct. Our Board of Directors encourages each member to conduct a self-review to determine if he or she is providing an effective service to our Company and our stockholders. Should it be determined that a member of our Board of Directors is unable to effectively act in the best interests of our stockholders, such member would be encouraged to resign.
Director Nominations
The NCG Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules, and regulations, including those promulgated by the SEC. The NCG Committee will evaluate such recommendations in accordance with its charter, our Bylaws, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled "Questions and Answers - How do I recommend a director nominee?"
Attendance at Annual Meeting
All of the members of our Board of Directors are expected to attend our annual meetings of stockholders.
Related-Party Transaction Policy
Our Audit Committee has the primary responsibility for reviewing and approving or ratifying transactions with related parties. Our Audit Committee has adopted a formal Related-Party Transaction Policy, pursuant to which the Audit Committee reviews all transactions that involve more than $120,000 when aggregated with all similar transactions in which we and each of our executive officers, directors (including director nominees), and stockholders owning in excess of 5% of any class of our common stock or their immediate family members are participants. The Audit Committee must approve or ratify any covered related-party transaction for it to be consummated or continue.
The Audit Committee reviews these related-party transactions as they arise and are reported to the Audit Committee. The Audit Committee also reviews materials prepared by our Board and our executive officers to determine whether any related-party transactions have occurred that have not been reported. In reviewing any related-party transaction, the Audit Committee considers all relevant facts and circumstances, including the aggregate dollar value of the transaction, the related party's relationship to us and interest in the transaction, and the benefits to us of the transaction. The Audit Committee determines, in its discretion, whether the proposed transaction is in the best interests of our Company and our stockholders.
Board Leadership Structure
Our Bylaws provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Justin B. Stiefel currently serves as our Chief Executive Officer and Chairman of the Board.
As Chairman of the Board, Mr. Stiefel’s key responsibilities include facilitating communication between our Board of Directors and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting,

Heritage Distilling Holding Company, Inc.	9	2025 Proxy Statement

Corporate Governance
acting as chair of Board meetings and meetings of our Company’s stockholders, and managing relations with stockholders, other stakeholders, and the public.
We will continue to take steps to ensure that adequate structures and processes are in place to permit our Board of Directors to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required. Further, at the conclusion of each regular or special meeting of the Board of Directors, the Chairman inquires of the independent members of the Board if they wish to meet in executive session. Minutes of the executive session are filed with the minutes of our Company but sealed unless corporate action is taken.
Committees of the Board of Directors
The standing committees of our Board of Directors consist of an audit committee, a compensation committee, a nominating and corporate governance committee, and a technology and cryptocurrency committee. Each of the committees reports to our Board of Directors as they deem appropriate and as our Board may request. Each of the committees listed above has a committee charter setting out the mandate of such committee, including the responsibilities of the chair of such committees.
The composition, duties, and responsibilities of these committees are set forth below.
AUDIT COMMITTEE
The Audit Committee is responsible for, among other matters:
•appointing, retaining, and evaluating our independent registered public accounting firm and approving all services to be performed by them;
•overseeing our independent registered public accounting firm’s qualifications, independence, and performance;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and
•reviewing and approving related person transactions.
Our Audit Committee consists of three of our directors, Messrs. Alstead, Smith and Dr. Trevan, each of whom meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 under the Exchange Act and the Nasdaq rules. Mr. Alstead serves as chairman of our Audit Committee. Our Board of Directors has determined that Mr. Alstead qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our corporate website at www.HeritageDistilling.com under "Investors — Governance — Governance Documents."
COMPENSATION COMMITTEE
The Compensation Committee is responsible for, among other matters:
•reviewing key employee compensation goals, policies, plans, and programs;
•reviewing and approving the compensation of our directors, chief executive officer, and other executive officers;
•producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;
•reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
•administering our stock plans and other incentive compensation plans.

2025 Proxy Statement	10	Heritage Distilling Holding Company, Inc.

Corporate Governance
Our Compensation Committee consists of three of our directors, Drs. Trevan and Wensel and Mr. Swann, each of whom meets the definition of “independent director” under the rules of Nasdaq and the definition of non-employee director under Rule 16b-3 promulgated under the Exchange Act. Dr. Trevan serves as chairman of our Compensation Committee. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our corporate website at www.HeritageDistilling.com under "Investors — Governance — Governance Documents."
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Nominating and Corporate Governance Committee is responsible for, among other matters:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;
•identifying and screening individuals qualified to become members of our Board of Directors, consistent with criteria approved by the committee and our Board of Directors;
•overseeing the organization of our Board of Directors to ensure that the duties and responsibilities of the Board are discharged properly and efficiently;
•reviewing the committee structure of the Board of Directors and the composition of such committees and recommending directors for appointment to each committee together with recommendations for the Chairs of such committees; and
•identifying best practices for the Board’s discharge of its duties and responsibilities including policies and principles that ensure good governance throughout the enterprise.
Our Nominating and Corporate Governance Committee consists of three of our directors, Messrs. Smith, Alstead, and Swann, each of whom meets the definition of “independent director” under the rules of Nasdaq. Mr. Smith serves as chairman of our Nominating and Corporate Governance Committee. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at www.HeritageDistilling.com under "Investors — Governance — Governance Documents."
TECHNOLOGY AND CRYPTOCURRENCY COMMITTEE
Our Technology and Cryptocurrency Committee is responsible for, among other things,
•evaluating our current use of technology, including security protocols, selection of software and vendors, and safeguarding of data and information;
•evaluating new technology that may be able to create efficiencies for our processes, improve sales or revenue opportunities, allow us to reach new customers or otherwise improve our overall operations;
•monitoring and making recommendations to the full Board regarding our Cryptocurrency Treasury Reserve Policy, including policies regarding accepting, acquiring, holding, using, and disposing of such cryptocurrency and other developments related to such policy and the implementation of the same;
•creating recommendations for our use of artificial intelligence in our processes to advance the business; and
•developing new strategies for us to grow the enterprise as new technological opportunities arise.
Our Technology and Cryptocurrency Committee consists of four of our directors, Messrs. Swann and Dr. Trevan, each of whom meets the definition of “independent director” under the rules of Nasdaq, and Messrs. Varga and Stiefel. Mr. Swann serves as chairman of our Technology and Cryptocurrency Committee. Our Board of Directors has adopted a written charter for the Technology and Cryptocurrency Committee, which is available on our corporate website at www.HeritageDistilling.com under "Investors — Governance — Governance Documents."

Heritage Distilling Holding Company, Inc.	11	2025 Proxy Statement

Director Compensation
The following discussion describes the significant elements of the compensation program for members of the Board of Directors and its committees. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Directors who are also executive officers (each, an “Excluded Director”) are not be entitled to receive any compensation for his or her service as a director, committee member or Chair of our Board of Directors or of any committee of our Board of Directors.
CASH COMPENSATION
Under our director compensation program adopted in connection with our November 2024 initial public offering, we pay each non-employee director a cash fee, payable quarterly, of $40,000 per year for service on our Board of Directors.
Committee Fees. If a non-employee director is designated to participate on a committee of our Board of Directors as either a chairperson or non-chairperson member, such director is entitled to compensation in addition to the cash fee, payable quarterly, in accordance with the following table:

Committee	Chair	Member
Audit Committee	$5,000/qtr	$2,500/qtr
Compensation Committee	$5,000/qtr	$2,500/qtr
Nominating and Corporate Governance Committee	$5,000/qtr	$2,500/qtr
Technology and Cryptocurrency Committee	$5,000/qtr	$2,500/qtr
Directors serving as chair of a committee only earn the fee associated with their work as Chair; they are not eligible to earn both the Chair fee and the Member fee for their work on the same committee.
EQUITY AWARDS
•One-Time Initial RSU Award. Each newly appointed non-employee director receives a one-time initial restricted stock unit (“RSU”) award for shares of our common stock, which shares vest in arrears in two equal tranches on the first and second anniversaries of service on our Board. The amount of awards is set by the Board.
•One-Time Initial Stock Option Grant (optional). In addition to the one-time initial RSU award, each non-employee director shall also be eligible to receive a one-time initial grant of stock options, each in an amount designated by the Board of Directors, from any equity compensation plan approved by the Compensation Committee of our Board.
•Annual Grant Eligibility. The Board, pursuant to the 2024 Plan, shall develop the award type, eligibility amount, and vesting schedule of awards to be granted to non-employee directors on an annual basis for continued service, concurrent with the annual stockholder meeting.
•Retaining Awards. Directors who receive such awards for their service on the Board will be entitled to keep the vested grants for the year pro rata up to the date of a “qualified event.” A “qualified event” includes (i) death, (ii) incapacitation from which the director is not likely to return, (iii) removal other than for cause, (iv) resignation, (v) voluntarily electing not to stand for re-election, or (vi) not being nominated for election to the board for an additional term. In the case of (v) and (vi), the last date shall be the date on which the new director’s term begins.
REIMBURSEMENT
In addition to such compensation, we will reimburse each non-employee director for all preapproved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our Board of Directors.

2025 Proxy Statement	12	Heritage Distilling Holding Company, Inc.

Director Compensation
Director Compensation Table
We have accrued, but never paid, a cash retainer to directors for their service on the Board. Independent directors earned $10,000 per year in cash compensation for services rendered in 2024, calculated pro rata if a full year was not served.
The following table sets forth the aggregate non-employee director compensation earned for services for the year ended December 31, 2024. Directors Wensel, Baumann, Trevan, Alstead, and Varga agreed to defer receipt of their fees until 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Jeffery Wensel, M.D., Ph.D.	$10,000	$96,000	—	$106,000
Laura Baumann(3)	$1,667	—	—	$1,667
Eric S. Trevan, Ph.D.	$10,000	$8,000	—	$18,000
Christopher (Toby) Smith	$10,000	$8,000	—	$18,000
Troy Alstead(4)	$833	—	—	$833
Andrew Varga(4)	$833	—	—	$833
(1)Represents cash fees payable to the members of our Board of Directors for the year ended December 31, 2024. Directors agreed to defer their cash fees until 2025.
(2)Represents the aggregate grant date fair value of restricted stock units granted to the executive officer during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual value that will eventually be realized by the executive officer at the time the award becomes vested.
(3)Ms. Baumann resigned from our Board of Directors in February 2024.
(4)Mr. Alstead and Mr. Varga were appointed to our Board of Directors at the closing of our November 2024 initial public offering and the fees shown in the table above represents fees for December 2024.
Additionally, on April 1, 2023, we entered into a consulting agreement with AV Train Consulting, LLC (“AV Train”), an entity wholly owned by Andrew Varga, a director, pursuant to which Mr. Varga agreed to act as our Acting Chief Revenue Officer and provide other related sales, marketing and strategic planning services. In exchange for the provision of such services, we paid AV Train an amount equal to $12,500 per month. The consulting agreement was entered into on a month-to-month basis.
Ownership of Common Stock
Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 30, 2025 by:
•each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors and executive officers as a group.
The amounts and percentages of common stock beneficially owned are reported based on regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after May 30, 2025. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. We are not aware of any of our stockholders that, as of May 30, 2025, beneficially owned more than 5% of our common stock.

Heritage Distilling Holding Company, Inc.	13	2025 Proxy Statement

Ownership of Common Stock
In the table below, the beneficial ownership of our common stock is 12,050,386 shares of common stock outstanding as of May 30, 2025. Unless otherwise noted below, the address of the persons listed on the table is c/o Heritage Distilling Holding Company, Inc., 9668 Bujacich Road, Gig Harbor, Washington 98332.

	Shares Beneficially Owned
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (%)(1)
Named Executive Officers and Directors
Justin B. Stiefel	325,921	(2)	2.70%
Jennifer D.H. Stiefel	330,283	(3)	2.74%
Michael Carrosino	424,937		3.53%
Beth A. Marker	106,059	(4)	*
Danielle B. Perkins	112,922		*
Troy Alstead	115,070	(5)	*
Christopher H. (Toby) Smith	104,500		*
Matthew J. Swann	106,320	(6)	*
Eric S. Trevan, Ph.D.	107,394		*
Andrew M. Varga	154,500		1.28%
Jeffrey P. Wensel, M.D., Ph.D.	151,443		1.26%
Executive Officers and Directors as a Group (11 persons)	2,039,349		16.92%
* less than 1%.
(1) The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the denominator the common stock outstanding and in the numerator all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person that are exercisable or will come into existence within 60 days of May 30, 2025. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.
(2) Represents 324,184 shares of common stock and 1,737 shares of common stock held in Mr. Stiefel’s IRA account. Mr. Stiefel disclaims beneficial ownership of the shares held by Ms. Stiefel.
(3) Represents 330,023 shares of common stock and 260 shares of common stock held in Ms. Stiefel’s IRA account. Ms. Stiefel disclaims beneficial ownership of the shares held by Mr. Stiefel.
(4) Represents 105,875 shares of common stock and 184 shares of common stock issuable upon the exercise of options that may be exercised within 60 days of May 30, 2025.
(5) Represents 114,500 shares of common stock and 570 shares of common stock issuable upon the exercise of options that may be exercised within 60 days of May 30, 2025.
(6) Represents 105,750 shares of common stock and 570 shares of common stock issuable upon the exercise of options that may be exercised within 60 days of May 30, 2025.
Insider Trading Policy; Prohibition on Hedging and Stock Pledging
Our insider trading policy states that, except for trades pursuant to approved Rule 10b5-1 plans, directors, officers, and employees may not trade in Heritage securities while possessing material nonpublic information concerning our Company or trade in Heritage securities outside of the applicable trading windows. Our insider trading policy further states that directors, officers, and employees may not purchase or sell puts or calls to sell or buy our common stock, engage in short sales, put options, call options, or any other hedging transactions with respect to our common stock, or buy our common stock on margin or pledge shares of our common stock. Except for trades pursuant to approved Rule 10b5-1 plans, our policy restricts trading in Heritage securities by directors, officers, and employees to open window periods following the widespread public release of our quarterly and annual financial results.

2025 Proxy Statement	14	Heritage Distilling Holding Company, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that our directors, executive and other specified officers, and greater-than-10% stockholders file reports with the SEC on their initial beneficial ownership of our common stock and any subsequent changes. They must also provide us with copies of the reports.
We are required to tell you in this Proxy Statement if we know about any failure to report as required. We reviewed copies of all reports furnished to us and obtained written representations that no other reports were required. Based solely on this review, we believe that all of the reporting persons complied with their filing requirements for 2024, except that all of our executive officers and directors failed to timely file their Initial Statement of Beneficial Ownership of Securities on Form 3 by the effective date of our registration statement on Form S-1 relating to our initial public offering of common stock as required by the Exchange Act. All of such reports have since been filed.

Heritage Distilling Holding Company, Inc.	15	2025 Proxy Statement

PROPOSAL ONE - DIRECTOR PROPOSAL
Election of Directors
Our Bylaws provide that our Board shall consist of no less than five members, with the exact number of members to be fixed from time to time by resolution of the Board. On January 6, 2025, our Board authorized an increase in the size of the Board from seven to eight members and, upon the recommendation of our Nominating and Corporate Governance Committee, appointed Mr. Swann as a director of Heritage effective as of January 6, 2025. In accordance with the terms of our Certificate of Incorporation and Bylaws, our Board of Directors are divided into three classes, Class I, Class II, and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As of May 30, 2025, our two Class III directors on our Board serve with terms ending at the 2025 Annual Meeting. The Board has nominated Mr. Smith and Dr. Wensel for re-election to the Board, each to hold office until the annual meeting of stockholders in 2028.
We know of no reason why any nominee would be unable to serve as a director. If any nominee becomes unable to serve, your proxy may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, then the Board may fill the vacancy.
Director Nominee Biographies
The following is a brief biographical summary of the experience of our director nominees:

Christopher H. "Toby" Smith AGE: 86 DIRECTOR SINCE: 2022	Christopher H. “Toby” Smith has been a director of our Company since 2022. Mr. Smith is actively engaged in the practice of law in representing both domestic and international corporate clients. At the outset of his career he was a partner of the New York firm of Whitman & Ransom (now Winston & Strawn LLP.) and later served as Of Counsel to the firm of Foley & Lardner. Mr. Smith is licensed to practice law in New York, Connecticut and Washington, D.C. Mr. Smith founded and, since February 1986 has been, an attorney at Alexander, Smith & Company, Inc., a Connecticut-based legal and financial advisory firm. Mr. Smith has served numerous public and private enterprises, nationally and internationally, as Executive Chairman of the Board, Lead Director, Chief Executive Officer, Chief Financial Officer, and General Counsel. Representative experience includes Puma USA, Sylvania International, Escada, London Fog, Medical Staffing Network, Barnes Engineering, Atkins Nutritionals, Thompson Media, and Oneida, Ltd. Mr. Smith also served as Chief Executive Officer of the Wildlife Conservation Society, which is better known as the Bronx Zoo. Mr. Smith is a graduate of Williams College and the Yale Law School. His post-graduate work included clerkships on the United States Court of Appeals in Washington, D.C. and the Supreme Court of Connecticut. He also served as a Fellow of the Organization of American States and studied comparative law in Venezuela.

2025 Proxy Statement	16	Heritage Distilling Holding Company, Inc.

Proposal One

Jeffrey P. Wensel, M.D., Ph.D. AGE: 63 DIRECTOR SINCE: 2017	Jeffery Wensel, M.D., Ph.D. has been a director of our Company since 2017. Dr. Wensel is a practicing neuroradiologist and inventor with multiple patents to his name since 1995. Dr. Wensel’s fascination with distillation and spirits began years before his medical education. He earned his medical degree from the University of Iowa in 1990. Dr. Wensel completed his residency at the University of Arizona and his Neuroradiology Fellowship at the UCLA Medical Center in Los Angeles. For more than the past five years, Dr. Wensel has engaged in the private practice in radiology in Eugene, Oregon and has consulted for other doctors around the U.S. Dr. Wensel is fluent in a Spanish and has functioning knowledge of nine other languages. He is active in our Eugene operations and is focused on leading our efforts around rum production.

Other Director Biographies
The following is a brief biographical summary of the experience of our other directors:

Troy Alstead AGE: 62 DIRECTOR SINCE: 2024	Troy Alstead joined our Board of Directors on November 25, 2024. Since 2017, Mr. Alstead has been the founder and proprietor of Ocean5 and Table 47, concepts opened in 2017 for dining, entertainment and events. In February 2016, Mr. Alstead retired from Starbucks Corporation (Nasdaq: SBUX), an American coffee company and coffeehouse chain, after 24 years with the company, having most recently served as Chief Operating Officer. Mr. Alstead served as Chief Operating Officer beginning in 2014. From 2008 to 2014, Mr. Alstead served as that company’s Chief Financial Officer and Chief Administrative Officer. Additionally, Mr. Alstead served as Group President from 2013 until his promotion to Chief Operating Officer. Mr. Alstead joined Starbucks in 1992 and over the years served in several operational, general management, and finance roles. Mr. Alstead spent a decade in Starbucks’ international business, including roles as Senior Leader of Starbucks International, President Europe/Middle East/Africa headquartered in Amsterdam, and Chief Operating Officer of Starbucks Greater China, headquartered in Shanghai. Mr. Alstead is also a member of the board of directors of Levi Strauss & Co. (NYSE: LEVI), Harley-Davidson, Inc. (NYSE: HOG), Array Technologies Inc. (Nasdaq: ARRY), and OYO Global. Mr. Alstead earned a B.A. in business administration from the University of Washington.

Heritage Distilling Holding Company, Inc.	17	2025 Proxy Statement

Proposal One

Jennifer D.H. Stiefel AGE: 49 DIRECTOR SINCE: 2011
Jennifer Stiefel is a co-founder of our Company, has been our President and a director since 2011 and Secretary since 2022. She oversees our brand preservation and consumer experience portions of our operations to ensure consistency and excellence throughout. She also is an instrumental part of the executive team focused on growing the TBN. Prior to our founding, Ms. Stiefel served in the United States Senate as a staff member of the Senate Appropriations Committee. She subsequently taught elementary school in Virginia, acting as team lead for science. In her younger years she worked in her family’s manufacturing business in Alaska, growing up to work in all facets of the company. She holds a BA in Elementary Education from the University of Idaho and a Masters in Instructional Education from Central Michigan University. Ms. Stiefel is a director for several non-profit organizations. Ms. Stiefel is the wife of Justin Stiefel, our Chairman and Chief Executive Officer.

Justin B. Stiefel AGE: 50 DIRECTOR SINCE: 2011
Justin Stiefel is a co-founder of our Company and has been our Chief Executive Officer and a director since 2011 and Treasurer and Chairman of the Board since 2022. Mr. Stiefel is the driving force behind our focus on consumer-friendly products and experiences and is the creator of the TBN concept, having worked in 2018 to secure in Congress the repeal of an 1834 statute that prohibited distilling in Indian country. Prior to our founding, Mr. Stiefel served as a top staff member in the United States Senate, first as Deputy Press Secretary, then Legislative Aide, then Chief Counsel to the senior Senator for Alaska, Ted Stevens. He then became one of the youngest Chiefs of Staff in the history of the U.S. Senate for Lisa Murkowski, the junior Senator for Alaska. In 2004, Mr. Stiefel joined the international law firm of Dorsey and Whitney LLP as Of Counsel. Mr. Stiefel later formed his own consulting firm assisting clients, individual businesses and tribes (American Indian, Alaskan Native and Native Hawaiians), with their needs in advancing legislation, regulations and policy initiatives in Washington, DC. Mr. Stiefel holds a BS in Chemical Engineering from the University of Idaho and a Juris Doctor from Catholic University of America, where he graduated in the top ten in his class, Magna Cum Laude. He has also completed coursework at the United States Naval War College, focused on strategic decision making. He has served as a director for several non-profit organizations and sits on the Milgard Executive Counsel at the Milgard School of Business at the University of Washington. Mr. Stiefel is a member of three bar associations, in Washington State, Alaska and Washington, DC. He is active in advocating for legislative modernization in spirits, liquor laws and regulations, including drafting and negotiating legislative and regulatory changes at the state and federal levels on behalf of the craft spirits industry.

2025 Proxy Statement	18	Heritage Distilling Holding Company, Inc.

Proposal One

Matthew J. Swann AGE: 54 DIRECTOR SINCE: 2025
Matthew J. Swann was appointed to our board on January 6, 2025. Mr. Swann is a Strategic Advisor and Chief Technology Officer (CTO) with decades of experience in the technology industry, specializing in cloud computing, fintech and digital payments and technology transformation. Since January 2023, Mr. Swann has been the President of Foo Services, a technology consulting firm. From March 2021 to February 2023, he served as CTO at NuBank (NYSE: NU), one of the world’s largest digital financial services platforms, where he drove innovation, growth and strategy across product and platform development. From 2018 to March 2021, he served as CTO of Booking.com (NASDAQ: BKNG), an online travel agency. Before Booking.com, he held senior-level technology positions with several international companies, including establishing and overseeing all international digital payment platforms as a Vice President at Amazon (NASDAQ: AMZN) for nearly a decade, serving as CTO for StubHub, and serving as Chief Information Officer for Citibank (NYSE: C) overseeing its Global Consumer Bank, Cards, Payments and Digital divisions. Recently, Mr. Swann served as a Director at Payfare Inc. (TSE: PAY), where he supported digital innovation and transformation strategies prior to the company's sale to a third party. He currently serves as a non-executive Director at Thredd Payments, a London-based fintech firm. He received a Bachelor of Science degree, Computer Information Systems, from Arizona State University.

Eric S. Trevan, Ph.D. AGE: 48 DIRECTOR SINCE: 2022	Eric S. Trevan, Ph.D. has been a director of our Company since 2022. Dr. Trevan has been an Assistant Professor at California State University San Marcos since 2020 and was previously a Visiting Scholar of Innovation, Business and Economic Policy for Tribal Nations at the Evergreen State College from 2016 to 2021. Since January 2019, he has also served as President of Local Solutions, an artificial intelligence (AI) market analytics company. Dr. Trevan is an economist and is regarded as a thought leader on Native economies and economic policy, specializing in complex financial arrangements that mediate public and private regulations, policies and economic resources. Beginning in 2021, Dr. Trevan served as Chairman of Twelve Clans Inc., the sovereign wealth fund of the Ho-Chunk Nation, has served since 2022 on the boards of directors of Gun Lake Investments, the non-gaming investment arm of the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians, has served since 2022 on the board of directors of Northern Initiatives, a non-profit Community Development Financial Institution, has served since 2017 on the board of directors of the Noo-Kayet Development Corporation, the economic development arm of the Port Gamble S’Klallam Tribe, and has served since 2019 on the board of directors of the Cheyenne and Arapaho Business Development Corporation of the Cheyenne and Arapaho Tribes. Dr. Trevan was formerly a Policy Advisor to the Treasury Tribal Advisory Committee at the U.S. Department of Treasury. Dr. Trevan has a Ph.D. from Arizona State University Watts College of Public Solutions, Community Resources and Development (Local and Native Economies), a Master’s Degree in Administration (Public Administration) from Central Michigan University, and a Bachelor’s Degree in Public Administration/Economics from Western Michigan University. He is a Tribal citizen of the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians, Gun Lake Tribe in Michigan.

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Proposal One

Andrew M. Varga AGE: 59 DIRECTOR SINCE: 2024	Andrew Varga joined our Board of Directors on November 25, 2024, and has served as a consultant to our Company since April 2023. Since June 2015, Mr. Varga has been the founder and principal of AV Train Consulting, a strategy and marketing consulting firm primarily serving the pizza, wine and bourbon industries. From July 2013 to February 2015, Mr. Varga was the President of Zimmerman Advertising, an advertising firm. From September 2009 to July 2013, Mr. Varga served as Senior Vice President and Chief Marketing Officer of Papa John’s International, Inc. (Nasdaq: PZZA). From January 1988 to September 2009, Mr. Varga held various executive positions with Brown-Forman Corporation (NYSE: BF-A; BF-B), a company engaged in the production and distribution of alcoholic beverages, including Jack Daniel’s Tennessee Whiskey and its associated brand extensions, Woodford Reserve and Old Forester. Mr. Varga was responsible for the company’s Wines and Spirits portfolio in the North American Region, Mr. Varga was Senior Vice President/Managing Director, Wines Marketing, with global responsibility for the wine portfolio, Vice President/Director of Corporate Strategy, leading Brown-Forman’s strategic planning process and reporting to the company’s Chairman and Chief Executive Officer, and various positions of increasing responsibility for Brown-Forman, including Brand Director for Korbel Champagne. While at Brown-Forman, he helped launch the Woodford Reserve and Old Forester brands. Mr. Varga received a BBA degree from the University of Kentucky and an M.B.A. degree from Queens College.

Vote Required and Board’s Recommendation
Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the highest number of "FOR" votes will be elected to the Board, up to the number of directors to be chosen. Abstentions and broker non-votes will be counted for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of the election. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes and abstentions will have no effect on this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal for each nominee.

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES IN THE DIRECTOR PROPOSAL

2025 Proxy Statement	20	Heritage Distilling Holding Company, Inc.

PROPOSAL TWO - ADVISORY COMPENSATION PROPOSAL
Advisory and Non-Binding Vote on the Compensation of Our Named Executive Officers
We are asking our stockholders to vote on an advisory and non-binding basis to approve the compensation of our named executive officers as disclosed in the tabular disclosure regarding such compensation, and the accompanying narrative disclosure under "Executive Compensation" in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. Our executive compensation programs are designed to align the interests of our executive officers with those of our stockholders, as well as attract, motivate, and retain key employees who are critical to our success. Under these programs, our executive officers, including our named executive officers, are motivated to achieve specific financial and strategic objectives that are expected to increase stockholder value.
Recommendation
We are asking for stockholder approval of the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the resolution set forth below. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
“RESOLVED, that the stockholders approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth under "Executive Compensation" in the Proxy Statement relating to the Company’s 2025 Annual Meeting of Stockholders.”
Even though this say-on-pay vote is advisory and therefore will not be binding on us, we value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.
Vote Required and Board’s Recommendation
Approval of the Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL

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PROPOSAL 3 - ADVISORY VOTE PROPOSAL
Advisory and Non-Binding Vote on the Frequency of Holding Future Advisory Votes on the Compensation of our Named Executive Officers
Our stockholders are being provided the opportunity to cast an advisory and non-binding vote on our executive compensation program. The advisory vote on executive compensation described in Proposal No. 2 above is referred to as a "say-on-pay vote."
This Advisory Vote Proposal affords stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings (or special stockholder meeting for which we must include executive compensation information in the proxy statement for that meeting). Under this Advisory Vote Proposal, stockholders may vote to have the say-on-pay vote every year, every two years, or every three years.
The Board of Directors believes that an advisory vote on executive compensation is an effective way for stockholders to communicate with us about our compensation objectives, policies, and practices, and values the input of our stockholders on the frequency with which such a vote should be held. However, given the size of our Company and the limited scope of our executive compensation program, we believe that holding a triennial advisory vote on executive compensation provides us with sufficient feedback on our compensation disclosures. Although the results of this vote will be considered by the Board, the results are not binding on our Company. The Board may decide, after considering such results, that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by our stockholders. Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years (or abstain).
Vote Required and Board’s Recommendation
Approval of the Advisory Vote Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE FOR “3 YEARS” FOR THE ADVISORY VOTE PROPOSAL

2025 Proxy Statement	22	Heritage Distilling Holding Company, Inc.

PROPOSAL 4 - ELOC SHARE ISSUANCE PROPOSAL
Approval, for Purposes of Complying With Nasdaq Listing Rule 5635(d), of the Issuance of Shares of Common Stock Pursuant to the ELOC Securities Purchase Agreement Dated as of January 23, 2025
We are seeking approval for purposes of complying with Nasdaq Listing Rule 5635(d) of our potential issuance of shares of our common stock under the Securities Purchase Agreement dated January 23, 2025 (the “ELOC Purchase Agreement”) between our Company and C/M Capital Master Fund, LP, a Delaware limited partnership (the “ELOC Investor”).
The information set forth in this ELOC Share Issuance Proposal is qualified in its entirety by reference to the full text of the ELOC Purchase Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on January 24, 2025. Stockholders are urged to carefully read this document. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the ELOC Purchase Agreement.
Overview
On January 23, 2025, we entered into the ELOC Purchase Agreement with the ELOC Investor. Pursuant to and subject to the conditions set forth in the ELOC Purchase Agreement, beginning on February 6, 2025 (the “Commencement Date”), we have the right from time to time at our option to direct the ELOC Investor to purchase the Purchase Shares up to the lesser of (i) a maximum aggregate purchase price of $15,000,000 (the “Maximum Commitment Amount”), and (ii) the Exchange Cap (as defined below), subject to certain limitations and conditions set forth in the ELOC Purchase Agreement. Sales of the Purchase Shares to the ELOC Investor under the ELOC Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our common stock, and determinations by us regarding the use of proceeds from any sale of such common stock. The net proceeds from any sales under the ELOC Purchase Agreement will depend on the frequency with, and prices at, which the common stock are sold to the ELOC Investor. To the extent we sell shares under the ELOC Purchase Agreement, we currently plan to use any proceeds for the purchase of raw goods to produce more products for sale, additional digital marketing to drive more e-commerce sales, marketing and sales support to grow our wholesale efforts, additional marketing efforts to expand the growth of our Tribal Beverage Network, the addition of key finance staff to ameliorate deficiencies identified by our auditors, the repayment of debt and other obligations, and general working capital. We cannot predict whether the net proceeds invested will yield a favorable return.
In accordance with our obligations under the ELOC Purchase Agreement and the Registration Rights Agreement, dated as of January 23, 2025, between our Company and the ELOC Investor (the “ELOC Registration Rights Agreement”), we have filed a registration statement under the Securities Act of 1933, as amended, in order to register the resale of up to 5,000,000 Purchase Shares that we may elect, in our sole discretion, to issue and sell to the ELOC Investor, from time to time upon the terms and subject to the conditions and limitations of the ELOC Purchase Agreement, subject to applicable stock exchange rules. We have filed an amendment to such registration statement to have registered the resale by the ELOC Investor of 10,000,000 additional Purchase Shares that we may elect, in our sole discretion, to issue and sell to the ELOC Investor.
Under applicable Nasdaq rules, in no event may we issue to the ELOC Investor shares of our common stock representing more than 19.99% of the total number of shares of common stock outstanding immediately prior to the date of the ELOC Purchase Agreement (the “Exchange Cap”) if such shares, when aggregated with all other common stock then beneficially owned by the ELOC Investor

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Proposal Four
and its respective affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the ELOC Investor beneficially owning common stock in excess of 4.99% of the then-outstanding shares of common stock (the “Beneficial Ownership Limitation”). Our inability to access a portion or the full amount available under the ELOC Purchase Agreement, in the absence of any other financing sources, could have a material adverse effect on our business or results of operations.
The ELOC Purchase Agreement and ELOC Registration Rights Agreement contain customary registration rights, representations, warranties, conditions, and indemnification obligations by each party. The representations, warranties, and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and are subject to certain important limitations.
ELOC Purchase Agreement
Pursuant to the ELOC Purchase Agreement, the ELOC Investor shall, subject to the restrictions and satisfaction of the conditions in the ELOC Purchase Agreement, purchase from us up to the lesser of (i) $15.0 million of shares of our common stock and (ii) the Exchange Cap, upon the terms and subject to the conditions and limitations set forth in the ELOC Purchase Agreement (the “Commitment Amount”); provided, however, that such limitations will not apply if we obtain stockholder approval to issue additional shares of common stock and, assuming stockholder approved is obtained, we intend to have registered a total of 15,000,000 shares for issuance under the ELOC Purchase Agreement and resale pursuant to the prospectus included in our registration statement. The shares of our common stock that may be issued under the ELOC Purchase Agreement may be sold, subject to the restrictions and satisfaction of the conditions in the ELOC Purchase Agreement, by us to the ELOC Investor at our discretion from time to time until the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which the ELOC Investor shall have purchased the Commitment Amount, (iii) the ninetieth day after the date on which, pursuant to or within the meaning of any bankruptcy law, we commence a voluntary case or any person commences a proceeding against us, in each case that is not discharged or dismissed prior to such ninetieth day, and (iv) the date on which, pursuant to or within the meaning of any bankruptcy law, a custodian is appointed for us or for all or substantially all of our property, or we make a general assignment for the benefit of our creditors, or each, a termination event.
PURCHASES OF SHARES OF OUR COMMON STOCK UNDER THE ELOC PURCHASE AGREEMENT
During the term described above, on any trading day on which the closing sale price of the common stock is equal to or greater than $1.00 (the “Fixed Purchase Date’), we will have the right, but not the obligation, from time to time at our sole discretion, subject to the restrictions and satisfaction of the conditions in the ELOC Purchase Agreement, to direct the ELOC Investor, by delivery of an irrevocable written notice (a “Fixed Purchase Notice”), to purchase a number of shares of our common stock (the “Fixed Purchase”), for an aggregate purchase price of not less than $10,000 and not more than the lesser of (i) $1,000,000 of shares of Common Stock, subject to adjustment, or (ii) 100% of the average daily trading dollar volume for the common stock during the three trading days preceding the Fixed Purchase Date (the “Fixed Purchase Maximum Amount”), at a purchase price per share (the “Fixed Purchase Price”) equal to 95% of the average daily VWAP (as defined below) of the common stock for the two trading days immediately preceding the applicable Fixed Purchase Date.
In addition, on any business day on which the closing sale price of the common stock is equal to or greater than $1.00 and such business day is also the Fixed Purchase Date for a Fixed Purchase of an amount of shares of common stock not less than the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), we may also direct the ELOC Investor, by delivery of an irrevocable written notice (a “VWAP Purchase Notice”), to purchase, on the immediately following business day (the “VWAP Purchase Date”), an additional number of shares of common stock in an amount equal to the lesser of (i) 300% of the number of shares of common stock directed by us to be purchased by the ELOC Investor for the applicable Fixed Purchase and (ii) 30% of the trading volume in our common stock on Nasdaq during the applicable VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable VWAP Purchase Date (the “VWAP Purchase”), at a purchase price equal to the lesser of 95% of (i) the closing sale price of the common stock on the business day immediately preceding the applicable VWAP Purchase Date and (ii) the VWAP during the applicable VWAP Purchase Period (the “VWAP Purchase Price”).

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Proposal Four
On any business day that is also the VWAP Purchase Date for a VWAP Purchase, we may also direct the ELOC Investor, by delivery of an irrevocable written notice (an “Additional VWAP Purchase Notice” and, together with a Fixed Purchase Notice and a VWAP Purchase Notice, a “Purchase Notice”), to purchase, on the same business day (the “Additional VWAP Purchase Date” and, together with a Fixed Purchase Date and a VWAP Purchase Date, the “Purchase Dates”), an additional number of shares of common stock in an amount equal to the lesser of (i) 300% of the number of shares of common stock directed by us to be purchased by the ELOC Investor pursuant to the corresponding Fixed Purchase and (ii) 30% of the trading volume in our common stock on Nasdaq during the applicable Additional VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable VWAP Purchase Date (an “Additional VWAP Purchase”, and together with a Fixed Purchase and a VWAP Purchase, the “Purchases”), at a purchase price equal to the lesser of 95% of (i) the closing sale price of the common stock on the business day immediately preceding the applicable Additional VWAP Purchase Date and (ii) the VWAP for the applicable Additional VWAP Purchase Period (as defined in the ELOC Purchase Agreement).
Notwithstanding the above, in no event may the aggregate amount of Purchase Shares submitted in any single or combination of VWAP Purchase notices and/or Additional VWAP Purchase notices on a particular date require a payment from the ELOC Investor to us that exceeds $2,500,000, unless such limitation is waived by the ELOC Investor.
For purposes of the ELOC Purchase Agreement, “VWAP” shall mean the daily volume weighted average price of the common stock on Nasdaq as reported by Bloomberg through its “AQR” function.
All such determinations shall be appropriately adjusted for any sales of shares of common stock through block transactions, any reorganization, non-cash dividend, stock split, reverse stock split, stock combination, recapitalization or other similar transaction during such period.
COMMITMENT SHARES AND FEES
As consideration for its irrevocable commitment to purchase our common stock under the ELOC Purchase Agreement, we issued to the ELOC Investor the Commitment Warrant to purchase up to 67,162 shares of common stock for a purchase price of $0.001 per share. The Commitment Warrant, which had a term of five years and expired on January 22, 2030, was exercised in full by the ELOC Investor on February 20, 2025.
We also agreed to pay to the ELOC Investor up to $15,000 in cash as reimbursement for the reasonable, out-of-pocket expenses incurred by the ELOC Investor, including the legal fees and disbursements of the ELOC Investor’s legal counsel, in connection with its due diligence investigation of our Company and in connection with the preparation, negotiation and execution of the ELOC Purchase Agreement.
TERMINATION OF THE ELOC PURCHASE AGREEMENT
Unless earlier terminated as provided in the ELOC Purchase Agreement, the ELOC Purchase Agreement will terminate automatically on the earliest to occur of:
•the first day of the month next following the 36-month anniversary of the Commencement Date;
•the date on which the ELOC Investor shall have purchased the Commitment Amount;
•the ninetieth day after the date on which, pursuant to or within the meaning of any bankruptcy law, we commence a voluntary case or any person commences a proceeding against us, in each case that is not discharged or dismissed prior to such ninetieth day; and
•the date on which, pursuant to or within the meaning of any bankruptcy law, a custodian is appointed for us or for all or substantially all of our property, or we make a general assignment for the benefit of our creditors.
We have the right to terminate the ELOC Purchase Agreement at any time, at no cost or penalty, upon one business day’s prior written notice to the ELOC Investor, subject to us satisfying all existing obligations related to any shares of common stock issued to the ELOC Investor prior to the date of termination. We and the ELOC Investor may also terminate the ELOC Purchase Agreement at any time by mutual written consent. No termination of the ELOC Purchase Agreement by us or by the ELOC Investor will affect any of

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our respective rights and obligations under (i) the ELOC Purchase Agreement with respect to any pending Purchase, and both we and the ELOC Investor have agreed to complete our respective obligations with respect to any such pending Purchase under the ELOC Purchase Agreement, and (ii) the Registration Rights Agreement, which shall survive any termination of the ELOC Purchase Agreement. Further, no termination of the ELOC Purchase Agreement will be deemed to release us or the ELOC Investor from any liability for intentional misrepresentation or willful breach of the ELOC Purchase Agreement, the Registration Rights Agreement or any other related transaction documents.
DILUTIVE ISSUANCES AND PURCHASE PRICE ADJUSTMENT
For as long as the ELOC Investor owns any of our common stock, if within three trading days immediately following a Purchase Date, we make certain issues of our securities and such securities are issued at prices (the “New Issuance Price”) less than the prices to be paid by the ELOC Investor in such Fixed Purchase, VWAP Purchase or Additional VWAP Purchase, the purchase price for such applicable Fixed Purchase, VWAP Purchase or Additional VWAP Purchase would be reduced to the New Issuance Price, subject to the terms and conditions set forth in the ELOC Purchase Agreement.
No Short-Selling or Hedging
The ELOC Investor has agreed that neither it nor any entity managed or controlled by it will engage in, or encourage or direct any other Person to engage in, directly or indirectly, any (A) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of our common stock or (B) hedging transaction, which, with respect to items (A) and (B), establishes a net short position with respect to the common stock, during the term of the ELOC Purchase Agreement. The ELOC Investor has also agreed that neither it nor any entity managed or controlled by it will engage in or effect, or encourage or direct any other Person to engage in of effect, in any manner whatsoever, directly or indirectly, any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of our common stock.
Effect of Sales of our Common Stock under the ELOC Purchase Agreement on our Stockholders
The common stock issuable pursuant to the ELOC Purchase Agreement may be issued and sold by us to the ELOC Investor from time to time at our discretion, during the terms described above. The resale by the ELOC Investor of a significant quantity of shares of our common stock at any given time, or the perception that these sales may occur, could cause the market price of our common stock to decline and to be highly volatile. Sales of our common stock, if any, to the ELOC Investor under the ELOC Purchase Agreement will be determined by us in our sole discretion, subject to the satisfaction of certain conditions in the ELOC Purchase Agreement, and will depend upon market conditions and other factors. We may ultimately decide to sell to the ELOC Investor all, some or none of the common stock that may be available for us to sell to the ELOC Investor pursuant to the ELOC Purchase Agreement. If we elect to sell common stock to the ELOC Investor pursuant to the ELOC Purchase Agreement, after the ELOC Investor has acquired such shares, the ELOC Investor may resell all, some or none of such common stock at any time or from time to time in its discretion and at different prices.
If we sell a substantial number of shares of common stock to the ELOC Investor under the ELOC Purchase Agreement, or if investors expect that we will do so, the actual sales of common stock or the mere existence of our arrangement with the ELOC Investor may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.
Because the purchase price per share to be paid by the ELOC Investor for the common stock that we may elect to sell to the ELOC Investor under the ELOC Purchase Agreement, if any, will fluctuate based on the market prices of our common stock at the time we make such election, as of the date of this proxy statement, it is not possible for us to predict the number of shares of common stock that we will sell to the ELOC Investor under the ELOC Purchase Agreement, the actual purchase price per share to be paid by the ELOC Investor for those shares of common stock, or the actual gross proceeds to be raised by us from those sales, if any. As of the Record Date, there were 12,050,386 shares of common stock outstanding. Assuming the sale of all shares of our common stock under the ELOC Purchase Agreement at the minimum price of $1.00 per share, if all of the 15,000,000 shares of our common stock of

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Proposal Four
which 1,187,453 shares have already been sold since the consummation of the ELOC Purchase Agreement leaving 13,812,547 shares remaining, that may be sold to the ELOC Investor pursuant to the ELOC Purchase Agreement were issued and outstanding as of the Record Date, such shares would represent approximately 53.7% of total number of shares of our common stock outstanding. The actual number of shares of our common stock issuable will vary depending on the then current market price of shares of our common stock sold to the ELOC Investor pursuant to the ELOC Purchase Agreement.
The issuance of our shares of common stock to the ELOC Investor pursuant to the ELOC Purchase Agreement will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of common stock that our existing stockholders own will not decrease, the shares of common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of common stock after any such issuance.
The following table sets forth the amount of gross proceeds we may receive from the Investor from our sale of ELOC Shares that we may issue and sell to the Investor from time to time under the ELOC Purchase Agreement, assuming that all such ELOC Shares are sold at varying purchase prices designated below, assuming all such shares are issued for only nominal consideration:

Assumed Purchase Price Per Share(1)		Total Number of ELOC Shares to be Issued	Percentage of Outstanding Common Stock After Giving Effect to the Issuance of the ELOC Shares to the ELOC Investor(2)	Proceeds to us from the Sale of the ELOC Shares to the ELOC Investor
$1.00		15,000,000	58.00%	$15,000,000
$1.10	(3)(4)	13,636,364	55.66%	$15,000,000
$2.00		7,500,000	40.84%	$15,000,000
$4.00		3,750,000	25.66%	$15,000,000
$6.00		2,500,000	18.71%	$15,000,000

(1)	The purchase prices assume a discount to the market price of our shares, in accordance with the terms of the ELOC Purchase Agreement.
(2)
The denominator is based on 12,050,386 shares of our common stock outstanding as of May 29, 2025, adjusted to include the issuance of the number of ELOC Shares set forth in the adjacent column (net of 1,187,453 shares of common stock issued to date under the ELOC Purchase Agreement) that we would have issued to the Investor based on the applicable assumed purchase price per share for a total of 25,862,933 shares.

(3)	Represents the average VWAP of our common stock on January 22, 2025, as reported by Nasdaq of $1.16 per share, less a 5% discount.
(4)	Represents the minimum price for which the average price paid for all shares of common stock issued under the ELOC Purchase Agreement must be in order for the sales to be considered “at market” under applicable stock exchange rules and therefore not subject to the 19.99% issuance limit.
Why We Need Stockholder Approval
Our common stock is listed on The Nasdaq Capital Market and, as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as it relates to the issuance of common stock under the ELOC Share Issuance Proposal.
NASDAQ LISTING RULE 5635(D)(2)
Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, or the “Minimum Price.”
Potential Effects of Approval of this Proposal
The issuance of shares of common stock pursuant to the terms of the ELOC Purchase Agreement, if any, including any shares that may be issued below the Nasdaq Minimum Price, would result in an increase in the number of shares of common stock outstanding,

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Proposal Four
and our stockholders will incur dilution of their percentage ownership. Because the number of shares of common stock that may be issued to pursuant to the ELOC Purchase Agreement, is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs.
Potential Effects of Non-Approval of this Proposal
If our stockholders do not approve the ELOC Share Issuance Proposal, we will not have the right to issue all of the shares contemplated under the ELOC Purchase Agreement without violating the Nasdaq Listing Rules.
Vote Required and Board’s Recommendation
Approval of the ELOC Share Issuance Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELOC SHARE ISSUANCE PROPOSAL

2025 Proxy Statement	28	Heritage Distilling Holding Company, Inc.

PROPOSAL FIVE - SPA SHARE ISSUANCE PROPOSAL
Approval, for Purposes of Complying With Nasdaq Listing Rule 5635, of the Issuance of Shares of Common Stock Pursuant Upon Conversion of Series B Preferred Stock and the Exercise of Warrants
Overview
You are being asked to consider and vote upon a proposal that provides for the potential issuance of shares of common stock in excess of 20% of our outstanding shares of our common stock pursuant to subscription agreements and securities purchase agreements dated January 23, 2025 through May 29, 2025 (collectively, an “SPA”) with certain accredited investors, and the conversion of the shares of our Series B Preferred Stock issued under an SPA and the exercise of the warrants (each a “Warrant”) issued pursuant to an SPA. The information set forth in this SPA Share Issuance Proposal is qualified in its entirety by reference to the full text of the securities purchase agreements and the subscription agreements, the forms of which are attached as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on June 3, 2025. Stockholders are urged to carefully read these documents.
Between January 23, 2025 and May 29, 2025, we entered into SPAs with 14 accredited investors for the issuance of an aggregate of 796,419 shares of Series B Preferred Stock that are convertible into an aggregate of 17,571,508 shares of common stock at conversion prices between $0.4736 and $1.17 per share and a weighted average conversion price of $0.51, including accrued dividends and any bonuses thereon. In addition, pursuant to 12 SPAs, we also issued to the purchasers Warrants to purchase an aggregate of 911,225 shares of common stock at an exercise price of $0.01 per share and a negotiated 327,868 in prepaid warrants to purchase common stock at $0.001 per share. In June, our Board authorized an increase in the authorized shares of Series B Preferred Stock from 750,000 shares up to 850,000 shares in the aggregate, and we may sell additional shares of Series B Preferred Stock in the future, which shares may be sold with or without the sale and issuance of additional Warrants. Each SPA contains customary representations, warranties, and covenants of our Company and the purchaser.
Series B Convertible Preferred Stock
The following summary of certain terms and provisions of the Series B Preferred Stock is not complete and is subject to, and qualified in its entirety by, the provisions of the Certificate of Designations, Preferences, Powers and Rights of our Series B Preferred Stock (the "Certificate of Designations"), the form of which is filed as Exhibit 3.1 to our Current Report on Form 8-K which was filed with the SEC on January 24, 2025. You should carefully review the terms and provisions of the Certificate of Designations for a complete description of the terms and conditions of the Series B Preferred Stock.
In January 2025, our Board of Directors designated 750,000 shares of our authorized shares of preferred stock as Series B Convertible Preferred Stock, which was amended in June 2025 to 850,000 shares. The Series B Preferred Stock has a stated value of $12.00 per share (the “Series B Stated Value”).
Dividends. The holders of Series B Preferred Stock are entitled to receive, out of funds legally available therefor, cumulative dividends on the Series B Preferred Stock at the rate of 15% per annum of the Series B Stated Value (or $1.80 per share) payable if and when declared by our Board of Directors or upon conversion or redemption of the Series B Preferred Stock. Dividends on the Series B Preferred Stock may be paid by us in cash, by delivery of shares of common stock or through a combination of cash and

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Proposal Five
shares of common stock. If paid in common stock, the holder will receive a number of shares of common stock equal to the quotient of 110% of the accrued dividends to be paid in common stock divided by the Series B Conversion Price (as defined below). We may make payments of dividends in common stock on a share of Series B Preferred Stock only if the average closing price of our common stock over the five trading days preceding the dividend payment date is at or above the Series B Conversion Price of such share of Series B Preferred Stock.
Voting Rights. Holders of the Series B Preferred Stock have no voting rights except in connection with a proposed amendment to the terms of the Series B Preferred Stock or as required by law.
Optional Conversion. Each share of Series B Preferred Stock may be converted at any time after the six-month anniversary of the date of issuance at the election of the holder into a number of shares of common stock determined by dividing (a) an amount equal to 110% of the sum of (i) the Series B Stated Value plus (ii) the amount of all accrued and unpaid dividends, by (b) the then applicable Series B Conversion Price of such shares of Series B Preferred Stock. The “Series B Conversion Price” for a share of Series B Preferred Stock is the fixed price equaling the volume weighted average price of our common stock on the trading day preceding the date of issuance of such share of Series B Preferred Stock. The 742,137 outstanding shares of Series B Preferred Stock have conversion prices ranging from $0.4736 to $1.17 per share of common stock, and a weighted average conversion price of $0.5068 per share of common stock. However, a holder (together with its affiliates) may not convert any of such holder’s shares of Series B Preferred Stock to the extent that the holder (together with its affiliates) would own more than 4.99% (or, at the election of the holder, 9.99%) of our outstanding shares of common stock immediately after conversion, as such percentage ownership is determined in accordance with the terms of the Series B Preferred Stock.
Mandatory Conversion. Each share of Series B Preferred Stock will automatically be converted on the third anniversary of the date of issuance of such share of Series B Preferred Stock into a number of shares of common stock determined by dividing (a) an amount equal to 110% of the sum of (i) the Series B Stated Value plus (ii) the amount of all accrued and unpaid dividends, by (b) the then-applicable Series B Conversion Price of such share of Series B Preferred Stock.
Redemption. From and after the ninety (90) day anniversary of the purchase of any share of Series B Preferred Stock, at the option of our Board of Directors, we may redeem such share of Series B Preferred Stock, in whole or in part, out of funds legally available, therefore. The redemption price per share of Series B Preferred Stock redeemed will be an amount equal to 110% of the sum of (i) the Series B Stated Value, plus (ii) the amount of the aggregate dividends then accrued on such share of Series B Preferred Stock and not previously paid. We will provide not less than 30 nor more than 60 days prior notice to the holders of any shares of Series B Preferred Stock to be redeemed.
Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of our Company, the holders of shares of Series B Preferred Stock then outstanding will be entitled to be paid out of our assets available for distribution to stockholders, after payment of any liquidation preference payable to the holders of the outstanding shares of our Series A Preferred Stock and before any payment will be made to the holders of any other shares of our capital stock, including our common stock, by reason of their ownership thereof, an amount per share of Series B Preferred Stock equal to the greater of (i) 110% of the sum of (a) the Series B Stated Value, plus (b) the amount of the aggregate dividends then accrued on such share of Series B Preferred Stock and not previously paid, or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into common stock immediately prior to such liquidation, dissolution or winding up.
The Warrants
The following summary of certain terms and provisions of Warrants not complete and is subject to, and qualified in its entirety by, the provisions of the Warrants, the form of which is filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on June 3, 2025. You should carefully review the terms and provisions of the form of Warrant for a complete description of the terms and conditions of the Warrants.
Duration and Exercise Price. Each Warrant has an initial exercise price per share equal to $0.01. The Warrants are exercisable only if this Proposal is approved by our stockholders at the Annual Meeting and will expire on the fifth anniversary of the original issuance

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Proposal Five
date. The exercise price and number of shares of common stock issuable upon exercise is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price.
Exercisability. If this Proposal is approved by our stockholders at the Annual Meeting, the Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice and within the earlier of (i) two trading days and (ii) the number of trading days comprising the standard settlement period with respect to the common shares as in effect on the date of delivery of the notice of exercise thereafter, payment in full for the number of shares of common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of the Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s common warrants up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. No fractional common stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we will round down to the next whole share.
Cashless Exercise. If, at the time a holder exercises its Warrants, a registration statement registering the issuance of the common stock of underlying the Warrants under the Securities Act is not then effective or available and an exemption from registration under the Securities Act is not available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrants.
Transferability. Subject to applicable laws, Warrants may be transferred upon surrender of the Warrant together with the appropriate instruments of transfer.
Exchange Listing. There is no established public trading market for the Warrants, and we do not expect a market to develop. In addition, we do not intend to list the Warrants on any securities exchange or nationally recognized trading system. Without an active trading market, the liquidity of the Warrants will be limited.
Right as a Stockholder. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of our common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their Warrants.
Fundamental Transaction. In the event of a fundamental transaction, as described in the form of Warrant, and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding common stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction.
Why We Need Stockholder Approval
Our common stock is listed on The Nasdaq Capital Market and, as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of common stock under the SPA Share Issuance Proposal.
NASDAQ LISTING RULE 5635(D)(2)
Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price

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Proposal Five
(as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, or the “Minimum Price.”
NASDAQ LISTING RULE 5635(B)
Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position.
Potential Effects of Approval of this Proposal
The issuance of shares of common stock to a purchaser pursuant to the terms of an SPA and the related shares of Series B Preferred Stock and Warrants, if any, including any shares that may be issued below the Nasdaq Minimum Price, would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of shares of common stock that may be issued to the purchasers pursuant to the SPAs, and related shares of Series B Preferred Stock and Warrants, is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs.
Potential Effects of Non-Approval of this Proposal
If our stockholders do not approve the SPA Share Issuance Proposal, we will not have the right to issue the purchasers all of the shares contemplated under the SPAs and the related shares of Series B Preferred Stock and Warrants without violating the Nasdaq Listing Rules.
Vote Required and Board’s Recommendation
Approval of the SPA Share Issuance Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE SPA SHARE ISSUANCE PROPOSAL

2025 Proxy Statement	32	Heritage Distilling Holding Company, Inc.

PROPOSAL SIX - AUTHORIZED SHARE PROPOSAL
Approval of an Amendment to the Certificate of Incorporation to Increase the Company's Authorized Shares
Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to increase the number of our authorized shares of capital stock. On May 30, 2025, our Board approved a proposal to amend the Certificate of Incorporation to increase the number of our authorized shares of capital stock from 75,000,000 shares to 495,000,000 shares, of which 490,000,000 will be shares of common stock and 5,000,000 will be shares of preferred stock (the “Share Increase”).
Form of the Share Increase Amendment
The proposed amendment (the “Share Increase Amendment”) would only amend Article Four of our Certificate of Incorporation to read in its entirety as follows:
“The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock that the Corporation shall have authority to issue is 495,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 490,000,000, having a par value $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 5,000,000, having a par value $0.0001 per share.”
BACKGROUND AND REASONS FOR THE SHARE INCREASE
The Certificate of Incorporation currently authorizes the issuance of up to 75,000,000 shares of capital stock, including 70,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the Record Date, there were 500,000 shares designated as Series A Preferred Stock and 800,000 shares designated as Series B Preferred Stock. As of the close of business on the Record Date, there were 12,050,386 shares of common stock issued and outstanding, excluding the following as of such date: (a) up to an aggregate of 6,823,584 shares of common stock issuable upon exercise of our outstanding common stock purchase warrants, (b) an aggregate of 718,493 shares of outstanding pre-paid warrants, (c) up to an aggregate of 796,419 shares of common stock issuable upon conversion of all shares of Series A Preferred Stock, and (d) up to an aggregate of 17,571,508 shares of common stock issuable upon conversion of all shares of Series B Preferred Stock, including accrued dividends and any bonuses thereon for the Series A Stated Value or Series B Stated Value.
If the Authorized Share Proposal is approved by stockholders, upon the effectiveness of the Share Increase Amendment, we will have a total of 495,000,000 authorized shares of capital stock, of which 490,000,000 shall be shares of common stock and 5,000,000 shall be shares of preferred stock.
Purpose of the Share Increase Amendment
The Board believes it is in the best interest of our Company to increase the number of authorized shares of capital stock in order to give our Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us by allowing the issuance of such shares without the expense and delay of another stockholder meeting.

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Proposal Six
At this time, the increase in authorized shares of our capital stock, including shares of common stock, is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction, although we expect that we will continue to raise capital through the sale of our common stock or preferred stock in the future.
Rights of Additional Authorized Shares
Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the common stock or the preferred stock. In accordance with the Certificate of Incorporation and the General Corporation Law of the State of Delaware (“DGCL”), any of our authorized but unissued shares of preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Board pursuant to a certificate of designation.
Potential Adverse Effects of the Share Increase Amendment
Adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. Except as discussed above, the Board has no current plan to issue shares from the additional authorized shares provided by the Share Increase Amendment. However, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock.
Potential Anti-Takeover Effects
By increasing the number of authorized but unissued shares of common stock, thus increasing the total amount of our authorized shares of capital stock, our ability to issue additional shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of common stock could adversely affect the ability of third parties to take over our Company or effect a change of control of our Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in our best interests or in the best interests of our stockholders. The ability of the Board to cause us to issue substantial amounts of common stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of our Company or have the effect of diluting the stock ownership of holders of our common stock seeking to obtain control of our Company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of our Company. The Board, however, does not intend or view the Share Increase Amendment to effect the Share Increase as an anti-takeover measure, nor does the Board contemplate using the Share Increase in this manner at any time in the foreseeable future.
Appraisal or Dissenters’ Rights
Pursuant to the DGCL, stockholders are not entitled to appraisal rights or dissenter’s rights with respect to the Share Increase Amendment or the Share Increase.
Effectiveness of Share Increase Amendment
If the Authorized Share Proposal is approved by the stockholders at the Annual Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.

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Proposal Six
Executive Officer and Director Interest
Our directors and executive officers do not have an interest in the Authorized Share Proposal.
The summary above is wholly qualified by the complete text of the Certificate of Amendment of Certificate of Incorporation, in the form attached here as Appendix A, which is incorporated herein by reference.
Vote Required and Board's Recommendation
Delaware law provides that the affirmative vote of a majority of the votes cast by the holders of a majority of shares of our common stock outstanding on the Record Date and entitled to vote on the matter is required to approve the Authorized Share Proposal. Under New York Stock Exchange rules, this is considered a routine matter, and brokers may exercise discretionary authority to vote on this proposal if no instructions are provided by the beneficial owner. Broker non-votes are not expected on this proposal, as brokers are permitted to vote uninstructed shares. Abstentions will not be counted as votes cast and will therefore have no effect on the outcome of the vote. You may vote "FOR," "AGAINST," or "ABSTAIN" on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL

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PROPOSAL SEVEN - INCENTIVE PLAN PROPOSAL
Approval of an Amendment to the 2024 Plan to Increase the Plan’s Shares Available for Issuance
Summary
Our 2024 Equity Incentive Plan (the “2024 Plan”) was adopted by the Board on November 9, 2024, approved by the stockholders on November 10, 2024, and became effective at the close of the Company's initial public offering on November 25, 2024. On May 30, 2025, the Board approved an amendment to the 2024 Plan to increase the maximum total number of shares of common stock we may issue under the 2024 Plan (the “Plan Amendment”) to 5,000,000 shares (an increase of 2,500,000 shares) because we need to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of our stockholders. The Compensation Committee approved the Plan Amendment, subject to approval of the Board and the stockholders, and the Board approved the Plan Amendment, subject to approval of the stockholders. If the stockholders do not approve the Plan Amendment, the existing 2024 Plan will remain in effect and unchanged. If approved by stockholders, the Plan Amendment will be effective immediately, subject to any restrictions on the issuance of awards under the 2024 Plan because of a lack of available or reserved shares of common stock to underlie such awards.
Reason for the Proposal
As of May 30, 2025, no shares were available for grant under the 2024 Plan and 27,500 RSUs have already been granted and will be issued upon stockholder approval of this proposal. Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:
•enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;
•aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of the common stock; and
•motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance.
When the 2024 Plan was initially approved by the Board and proposed for approval by the stockholders, it was intended to constitute approximately 35% of our total outstanding stock upon issuance and when added to the then outstanding shares of common stock after giving effect to the sale of common stock in our initial public offering. However, following recent issuances of common stock by our Company, the initial 2,500,000 shares reserved for issuance under the 2024 Plan only constitutes approximately 17% if such shares were issued and added to the total issued and outstanding shares of common stock as of May 30, 2025, the Record Date for the Annual Meeting.
Therefore, the Board approved the Plan Amendment to authorize the reservation of up to 5,000,000 shares of common stock for issuance thereunder, subject to availability to permit us to have adequate shares available for issuance under the 2024 Plan. To the extent that there are no authorized and unreserved shares of common stock available, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of common stock are available to be reserved and in such amounts as are available. Assuming all 5,000,000 shares become available and we may issue the full amount of awards under the 2024 Plan, the number of shares available for issuance under the 2024 Plan shall constitute approximately 34% of the Company’s issued and outstanding shares of common stock as of May 30, 2025 if all Plan Amendment shares were issued and added to our current issued and outstanding shares. The Plan Amendment is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.

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Proposal Seven
When approving the Plan Amendment, the Board considered a number of factors, including those set forth below:
•Alignment with our Stockholders. Achieving superior, long-term results for our stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our stockholders.
•Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate, and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.
•Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives, and long-term equity incentives (including performance based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.
•Burn Rate and Dilution. When deciding to adopt the Plan Amendment, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2024 Plan, and the dilutive impact of the proposed share allocation.
Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected annual burn rate will be 100%. The Board determined that our projected rate of equity compensation usage is reasonable and that, following the Plan Amendment, the 2024 Plan should not need an additional increase of shares until July 31, 2026.
In addition, the Board considered whether the potential dilutive effect to stockholders is reasonable. Dilution is typically calculated by adding the number of shares of common stock subject to outstanding awards plus shares of common stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of common stock. The Board considered that dilution from the Plan Amendment would be approximately 20.8% and believes that this is an acceptable amount of dilution from the Plan Amendment.
After carefully considering each of these points, the Board believes the Plan Amendment is essential for our future success and encourages stockholders to consider these points in voting to approve this proposal.
Set forth below is a summary of the 2024 Plan, as amended by the Plan Amendment, which is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is included as Appendix B to this Proxy Statement, and the full text of the 2024 Plan as originally approved by the stockholders, a copy of which is included as Exhibit 10.6 to our Annual Report on Form 10-K filed with the SEC on April 28, 2025. If there is any inconsistency between the following summary of the 2024 Plan, as amended by the Plan Amendment, and the full text, the full text shall govern.
Key Features of the 2024 Plan, as amended by the Plan Amendment
Certain key features of the 2024 Plan are summarized as follows:
•If not terminated earlier by the Board, the 2024 Plan will terminate on November 9, 2034.
•Up to a maximum aggregate of 5,000,000 shares of common stock may be issued under the 2024 Plan, as amended, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) is also 5,000,000, subject to availability.
•The 2024 Plan will generally be administered by our Compensation Committee. The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.
•Employees, consultants, and Board members are eligible to receive awards, provided that our Compensation Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

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Proposal Seven
•Awards may consist of ISOs, non-qualified stock options (“NQSOs”), restricted stock, stock appreciation rights (“SARs”), other equity awards and/or cash awards.
•Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of common stock on the date of grant.
•Stock options and SARs may not be repriced or exchanged without stockholder approval.
•The maximum exercisable term of stock options and SARs may not exceed ten years.
•Awards are subject to recoupment of compensation policies adopted by the Company.
Background and Purpose of the 2024 Plan
In November 2024, our Board of Directors adopted and our stockholders approved our 2024 Plan.
Purpose. The purpose of our 2024 Plan is to encourage and enable our officers, employees, directors, and other key persons (including consultants and prospective employees) upon whose judgment, initiative, and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in our Company.
Eligibility. Participants in our 2024 Plan may include full or part-time officers, employees, directors, and other key persons (including advisors and consultants) of our Company who are selected to receive awards from time to time by the administrator in its sole discretion.
Administration. Our 2024 Plan is administered by our Compensation Committee, or, if at any time our Compensation Committee is not in existence, our Board of Directors. In addition, to the extent applicable law permits, our Board of Directors may delegate any of its authority under our 2024 Plan to another committee or one or more officers, and our Compensation Committee may delegate any of its authority hereunder to one or more officers, except that no such delegation is permitted with respect to awards made to individuals who are subject to Section 16 of the Exchange Act unless the delegation is to another committee consisting entirely of “nonemployee directors” within the meaning of Rule 16b-3 of the Exchange Act. Subject to the provisions of our 2024 Plan, the administrator has the power to administer the plan, including but not limited to, the power to select the eligible officers, employees, directors, and key employees to whom awards are granted; to determine the number of shares to be covered by each award; to determine the terms and conditions of any award, and to amend any outstanding award.
Authorized Shares. 2,500,000 shares of our common stock were originally authorized for issuance under our 2024 Plan. All authorized shares may be issued as described below under Types of Awards. The shares available for issuance may be authorized but unissued shares or shares reacquired by us and held in its treasury. The share reserve under our 2024 Plan is depleted by the maximum number of shares, if any, that may be issuable under an award as determined at the time of grant. However, awards that may only be settled in cash (determined at the time of grant) do not deplete the share reserve. As of May 30, 2025, there were no shares available to grant under our 2024 Plan and 27,500 RSUs have already been granted subject to stockholder approval of this proposal.
If (i) an award lapses, expires, terminates or is cancelled without the issuance of shares, (ii) it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) shares are forfeited under an award, (iv) shares are issued under any award and we subsequently reacquire them pursuant to rights reserved upon the issuance, (v) an award or a portion thereof is settled in cash, or shares are withheld by us in payment of the exercise price or withholding taxes of an award, then such shares will be recredited to the reserve and may again be used for new awards. However, shares recredited to reserve pursuant to clause (iv) in the preceding sentence may be subject to further restrictions as called for in the 2024 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not count against the overall share limit in the 2024 Plan.
Adjustments to Shares. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in our capital stock, the outstanding shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of our Company, or additional shares or new or different shares or other securities of

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Proposal Seven
our Company or other non-cash assets are distributed with respect to such shares or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of our assets, the outstanding shares are converted into or exchanged for a different number or kind of securities of our Company or any successor entity (or a parent or subsidiary thereof), the administrator will make an appropriate or proportionate adjustment if allowed or required in (i) the maximum number of shares reserved for issuance under our 2024 Plan; (ii) the number and kind of shares or other securities subject to any then outstanding awards under our 2024 Plan; and (iii) the exercise price for each share subject to any then outstanding stock options. If required, the administrator also may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the administrator that such adjustment is appropriate to avoid distortion in the operation of our 2024 Plan, subject to the limitations described in our 2024 Plan.
Effect of a Sale Event. Unless otherwise provided in an award or other agreement, upon a “sale event,” if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any holder of an award (or other person with rights in an award), some or all outstanding awards may be assumed, or replaced with the same type of award with similar terms and conditions, subject to adjustments described in our 2024 Plan, by the successor or surviving corporation (or parent thereof) in the sale event. A “sale event” is generally defined for this purpose as (i) any person becoming the beneficial owner of 50% or more of the combined voting power of our then-outstanding securities (subject to exceptions and other limitations described in our 2024 Plan), (ii) our stockholders approving a plan of complete liquidation or dissolution of our Company, (iii) the consummation of (a) an agreement for the sale or disposition of all or substantially all of our assets (other than to certain excluded persons), (b) a merger, consolidation or reorganization of our Company with or involving any other corporation (subject to specified exceptions), or (iv) a change in the majority of our Board of Directors that is not approved by a supermajority of the existing board. More detailed descriptions and additional information on limitations relating to each of these sale events is in our 2024 Plan.
If, after a sale event in which the awards are assumed or replaced, the award holder experiences a termination event as a result of a termination of service without cause, due to death or disability, or as a result of a resignation for good reason, in each case within 24 months after a sale event, then the award holder’s awards will be vested in full or deemed earned in full (assuming target performance, if applicable).
To the extent the awards are not assumed or replaced in the sale event, then, (i) each option will become immediately and fully vested and, unless the administrator determines otherwise, will be canceled on the sale event in exchange for a cash payment equal to the excess of the price paid in the sale event over the exercise price of the option as may be required in the Plan, and all options with an exercise price lower than the price paid in the sale event will be canceled for no consideration, (ii) restricted stock and restricted stock units (not subject to performance goals) will be vested in full and settled, along with any accompanying dividend equivalent units, and (iii) all awards subject to performance goals with outstanding performance periods will be canceled in exchange for a cash payment equal to the amount that would have been due under the award if performance had been satisfied at the better of target or the performance trend through the sale event.
Solely with respect to awards granted on and after the completion of this offering, and except as otherwise expressly provided in any agreement with an award holder, if the receipt of any payment by an award holder under the circumstances described above would result in the payment by the award holder of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.
Limit on Director Awards. The maximum value of awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director in respect of the director’s service as a member of our Board of Directors during such year (including service as a member or chair of any committees of the board), shall be established by the Board of Directors.
Types of Awards. Awards under our 2024 Plan may consist of incentive stock options, non-qualified stock options, restricted stock awards, unrestricted stock awards, restricted stock units, stock appreciation rights or any combination of those awards, or other legal instruments, securities or awards approved by the Compensation Committee of our Board of Directors. Some provisions of our 2024 Plan relating to these award types are summarized below.

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Proposal Seven
Stock Options. A stock option is an award entitling the recipient to acquire shares, at such exercise price as determined by the administrator (which may not be lower than the fair market value of the underlying shares on the date of grant) and subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationships) and/or achievement of pre-established performance goals and objectives. Stock options granted under our 2024 Plan may be either non-qualified stock options or incentive stock options. Incentive stock options may be granted only to our employees or employees of our subsidiaries and must meet certain requirements specified in our 2024 Plan and the Code. Stock options will become exercisable at such time or times as determined by the administrator at or after the grant date and set forth in the stock option agreement. The administrator may at any time accelerate the exercisability of all or any portion of any stock option.
Restricted Stock. A restricted stock award is a grant (or sale, at such purchase price as determined by the administrator) of shares that are subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationships) or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the administrator.
Unrestricted Stock. The administrator may grant (or sell at par value or such higher purchase price determined by the administrator) unrestricted shares, in respect of past services, in exchange for cancellation of a compensation right, as a bonus, or any other valid consideration, or in lieu of any cash compensation due to such individual.
Restricted Stock Units and Dividend Equivalent Units. The administrator may grant restricted stock units representing the right to receive a future payment of cash, the amount of which is determined by reference to our shares, shares or a combination of cash and shares. The administrator will determine all terms and conditions of an award of restricted stock units, including but not limited to the number granted, in what form they will be settled, whether performance goals must be achieved for the restricted stock units to be earned, the length of any vesting or performance period and the date of payment, and whether the grant will include dividend equivalent units. The administrator will determine all terms and conditions of an award of dividend equivalent units, including whether payment will be made in cash or shares. However, no dividend equivalent units may be paid for restricted stock units not earned or that do not become vested.
Stock Appreciation Rights. A stock appreciation right entitles a participant (or other individual entitled to exercise the stock appreciation right) to receive from us upon exercise of the exercisable portion of the stock appreciation right an amount determined by multiplying the excess, if any, of the awarded fair market value or fair grant value, as applicable, of one share of common stock on the date of exercise over the exercise price of the stock appreciation right by the number of shares with respect to which the stock appreciation right is exercised, subject to any limitations of the 2024 Plan or that the administrator may impose. A stock appreciation right may be payable in cash, shares of common stock valued at fair market value or a combination of the two, as the administrator may determine or provide in the award agreement. The administrator will establish each option’s and stock appreciation right’s exercise price per share and shall specify the exercise price in the award agreement. Unless otherwise determined by the administrator, the exercise price will not be less than 100% of the awarded fair market value or fair grant value, as applicable, of one share on the grant date of the option or stock appreciation right. In no event shall the option price per share of any option be less than par value per share of our common stock.
Termination of Employment or Service. Except as otherwise provided in any award agreement or an award holder’s employment offer letter, severance letter or services agreement, or as determined by administrator at the time of the award holder’s termination of employment or service:
•If the termination is for cause, the award holder will forfeit all outstanding awards immediately upon termination and will not be permitted to exercise any stock options following termination.
•If the termination is due to the award holder’s death or disability (when the award holder could not have been terminated for cause), the award holder will forfeit the unvested portion of any award, and any vested stock options will remain exercisable until the earlier of the original stock option expiration date or 12 months from the date of termination, subject to calculating the triggering event that begins the tacking period as called for in the 2024 Plan.

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Proposal Seven
•If the termination was for any reason other than cause, death or disability (when the award holder could not have been terminated for cause), the award holder will forfeit the unvested portion of any award, and any vested stock options will remain exercisable until the earlier of the original stock option expiration date or three months from the date of termination, subject to certain restriction in the 2024 Plan.
Term of Plan and Plan Amendments. Our 2024 Plan will continue until all shares reserved for issuance under it are issued, or, if earlier, until the administrator terminates it as described below. No incentive stock options may be granted after the ten (10) year anniversary of the date of stockholder approval of our 2024 Plan unless the stockholders have approved an extension.
Our Board may, at any time, amend, terminate or discontinue our 2024 Plan, except that our stockholders must approve any amendment to the extent approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our shares are then traded or any other applicable law. In addition, stockholders must approve any amendment to our 2024 Plan that would materially increase the number of shares reserved (except as permitted by the adjustment provisions of our 2024 Plan) or that would diminish the protections afforded by the anti-repricing provisions of our 2024 Plan.
Any termination of our 2024 Plan will not affect the authority of our Board of Directors and the administrator to administer outstanding awards or affect the rights of award holders with respect to awards previously granted to them.
Award Amendments, Cancellation and Disgorgement. Subject to the anti-repricing and other requirements of our 2024 Plan, the administrator may modify, amend or cancel any award. However, except as otherwise provided in our 2024 Plan or an award agreement, the consent of the award holder is required for any amendment that materially diminishes the holder’s rights under the award. Our 2024 Plan includes exceptions to the consent requirement for actions necessary to comply with applicable law or the listing requirements of securities exchanges, to preserve favorable accounting or tax treatment of any award for our Company or to the extent the administrator determines that an action does not materially and adversely affect the value of the award or is in the best interest of the affected award holder or any other person who has an interest in the award.
The administrator has full power and authority to terminate or cause an award holder to forfeit an award, and require an award holder to disgorge to us, any gains attributable to the award, if the award holder engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any award agreement or any other agreement between the award holder and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations. In addition, any awards granted pursuant to our 2024 Plan, and any shares issued or cash paid pursuant to an award, will be subject to any recoupment or claw-back policy that is adopted by us from time to time, or any recoupment or similar requirement otherwise made applicable to us by law, regulation or listing standards.
Repricing and Backdating Prohibited. Notwithstanding anything in our 2024 Plan to the contrary, and except for the adjustments provided for in our 2024 Plan, neither the administrator nor any other person may (i) amend the terms of outstanding stock options to reduce the exercise or grant price of such outstanding stock options; (ii) cancel outstanding stock options in exchange for stock options with an exercise or grant price that is less than the exercise or grant price of the original stock options; or (iii) cancel outstanding stock options with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the administrator may not make a grant of a stock option with a grant date that is effective prior to the date the administrator takes action to approve the award.
Consequences of Failing to Approve the Proposal
If the amendment to increase the number of shares authorized under our 2024 Plan is not approved by stockholders, the 2024 Plan will continue in full force and effect in accordance with its terms. As all of the shares under the 2024 Plan have been granted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel. With respect to the 27,500 RSUs that have already been granted, subject to approval of this proposal, we would have to provide compensation through other means such as cash compensation.

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Proposal Seven
Vote Required and Board's Recommendation
Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE INCENTIVE PLAN PROPOSAL

2025 Proxy Statement	42	Heritage Distilling Holding Company, Inc.

PROPOSAL EIGHT - AUDITOR PROPOSAL
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed, and as a matter of good corporate governance is requesting ratification by the stockholders of the appointment of, CBIZ CPAs P.C. ("CBIZ") as the independent registered public accounting firm to audit our consolidated and combined financial statements for the year ending December 31, 2025. During 2024, Marcum LLP, a registered public accounting firm that was acquired by CBIZ on November 1, 2024, served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See “Principal accounting fees and services” below and “Audit Committee Report” on page 51. Representatives of CBIZ are expected to participate in the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Principal Accounting Fees and Services
The following table shows the fees paid or accrued by Heritage for 2024 and 2023.

	2024	2023
Audit Fees	$ 491,316	$ 515,865
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may also delegate this authority to the chair of the Audit Committee.
The Audit Committee approved all of the fees above.
Pre-Approval Policies and Procedures
All audit, tax, and other services to be performed for us by our independent auditors must be pre-approved by the Audit Committee. The Audit Committee reviews the description of the services and an estimate of the anticipated costs of performing those services. Services not previously approved cannot commence until such approval has been granted. Pre-approval usually is granted at regularly scheduled meetings. If unanticipated items arise between meetings of the Audit Committee, the Audit Committee has delegated approval authority to the Chairman of the Audit Committee, in which case the Chairman communicates such pre-approvals to the full Audit Committee at its next meeting.
Vote Required and Board's Recommendation
Approval of the Auditor Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Under New York Stock Exchange rules, this is considered a routine matter, and brokers may exercise discretionary authority to vote on this proposal if no instructions are provided by the beneficial owner. Broker non-votes are not expected on this proposal, as brokers are permitted to vote uninstructed shares. Abstentions will not be counted as votes cast and will therefore have no effect on the outcome of the vote. You may vote "FOR," "AGAINST," or "ABSTAIN" on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR PROPOSAL

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PROPOSAL NINE - ADJOURNMENT PROPOSAL
Approval of the Adjournment of the Annual Meeting, if Necessary or Advisable, to Solicit Additional Proxies
In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal Four - the ELOC Share Issuance Proposal, Proposal Five - the SPA Share Issuance Proposal, Proposal Six - the Authorized Shares Proposal and Proposal Seven - the Incentive Plan Proposal described in this Proxy Statement at the Annual Meeting. If our stockholders approve this proposal, we could adjourn the Annual Meeting, to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.
If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Vote Required and Board's Recommendation
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Under New York Stock Exchange rules, this is considered a routine matter, and brokers may exercise discretionary authority to vote on this proposal if no instructions are provided by the beneficial owner. Broker non-votes are not expected on this proposal, as brokers are permitted to vote uninstructed shares. Abstentions will not be counted as votes cast and will therefore have no effect on the outcome of the vote. You may vote "FOR," "AGAINST," or "ABSTAIN" on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

2025 Proxy Statement	44	Heritage Distilling Holding Company, Inc.

Executive Officers
The following table provides information regarding our executive officers as of May 30, 2025:

Name	Age	Position(s)
Justin B. Stiefel	50	Chairman of the Board, Chief Executive Officer, and Treasurer
Jennifer D.H. Stiefel	49	Director, President, and Secretary
Michael Carrosino	64	Executive Vice President of Finance and Chief Financial Officer
Beth A. Marker	64	Senior Vice President of Retail Operations
Danielle B. Perkins	35	Senior Vice President of Wholesale Operations
Biographical information for Justin B. Stiefel and Jennifer D.H. Stiefel as set forth in the section entitled "Proposal One - Director Proposal - Other Director Biographies."
Michael Carrosino has served as our Executive Vice President of Finance and Chief Financial Officer since November 25, 2024. Prior to that, he served as Executive Vice President of Finance and Acting Chief Financial Officer from June 2023 to November 2024. Mr. Carrosino is a veteran Finance and Operations executive with over 40 years of experience across multiple public and private industries. Mr. Carrosino’s functional experience is broad in the areas of Accounting, FP&A, Human Resources, and Operations and includes multiple acquisitions and divestitures, fundraisings, restructurings and other strategic events. Since January 2017, Mr. Carrosino held several independent fractional/interim chief financial officer consulting roles through CFO Selections, a provider of fractional chief financial officer and controller services, and related recruiting and placement. While with CFO Selections, Mr. Carrosino provided fractional chief financial officer services for several companies in various industries, including: Foss Maritime (marine services); The Space Needle (tourism and hospitality); Oberto Brands (consumer meat snacks); and, Concure Oncology (cancer treatment). From October 1999 to January 2017, Mr. Carrosino held several senior-level/chief financial officer positions, including: CFO & Co-Founder of Tatoosh Distillery (June 2010 to July 2014); CFO of SASH Senior Home Sale Services (real estate services) (November 2011 to January 2014); VP Finance/CFO of Maxwell IT (outsourced EHR/EMR IT services) (January 2005 to October 2008); VP Finance/CFO of Hyperion Innovations/ColdHeat (innovative consumer products) (June 2006 to October 2008); CFO & Treasurer of Pacific Biometrics OTC: PBME,OB (lab services) (June 2003 to October 2004); VP Finance/CFO of Inologic, Inc. (start-up biotechnology) (May 2002 to June 2003); CFO & Co-Founder of Vrtise (VPN B2C Information Distribution Network) (January 2001 to June 2003); VP Finance of Classmates.com (online directory) (April 2000 to December 2000); CFO of VacationSpot (vacation rental website) (October 1999 to April 2000 sale to Expedia); VP Finance of Advanced Research Systems (EMR software developer) (January 1999 to September 1999); and, Acting CFO for America Online’s Sprynet division (February 1998 acquisition from CompuServe to December 1998 sale to MindSpring). Mr. Carrosino’s prior experience includes tenures with Cell Therapeutics, Inc. from 1993 to 1997 where he managed the SEC Form 10 Registration, IPO, and subsequent SEC filings; Esterline Technologies from 1988 to 1993 where his responsibilities included all SEC filings; and, Arthur Andersen from 1981 to 1987. Mr. Carrosino has also served on a number of non-profits Boards, including Treasurer and Director of Festa Italiana (since 1989); Treasurer and Board Member of Whim W’him Dance Company (2009 to 2012); and Trustee of Seattle Yacht Club (2019 to 2022). Mr. Carrosino is a CPA-inactive (State of WA). He received a B.A. degree in Humanities in 1980 and a B.A. degree in Business Administration — Accounting in 1981 from Seattle University.
Beth A. Marker has served as our Senior Vice President of Retail Operations since February 2024. She joined our Company in 2017 to launch the Roslyn, WA location. She recently initiated a Retail Realignment Project that under her new role as SVP of Retail Operations, seeks to drive increasingly robust and cost-effective growth across all retail channels. With decades of experience in field sales, project management and marketing, she built an extensive career launching new products and brand assets on a national level. Prior to joining our Company, she held various executive positions within the cosmetic and fragrance industry at both Revlon and Lancôme before joining Nordstrom in product development. After relocating to the Cascade foothills of central Washington, Ms. Marker joined Safeway’s store management group where she further honed her skills in product promotion, diversity and retail

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Executive Officers
management. Having grown up on her generational family farm in Indiana, she learned the value of maximizing resources early on. She holds a BS in Fine Arts Administration from Butler University. Ms. Marker has served as a director for various local non-profits.
Danielle B. Perkins has served as our Senior Vice President of Wholesale Operations since February 2024 and has been with our Company since 2018. She brings 14 years of experience in the alcohol industry and oversees wholesale sales and distribution, including managing our wholesale sales team and contractors, setting goals and targets for our sales team and our distribution partners, overseeing the data resulting from wholesale sales and then reporting on the same to management. Ms. Perkins previously held the roles of Regional Vice President of Sales — West and Vice President of Control States. During this time, she has overseen expansion, distribution and sales in over 20 states for our Company and our brands. Before joining our Company, Ms. Perkins worked as a Sales Manager with New Holland Brewing Company, managing spirit sales and distributor partners in the Midwest. She began her career in the beverage industry working on-premises as a Beverage Director in Chicago, IL. She holds a BA in Musical Theatre from Columbia College Chicago.
Executive Compensation
Summary Compensation Table
The following table provides certain summary information concerning compensation awarded to, earned by or paid to any individual who served as chief executive officer at any time during the year ended December 31, 2024 and each other person who was serving as an executive officer of our Company at the end of such year whose total compensation exceeded $100,000. These individuals are referred to in this proxy statement as the named executive officers ("NEOs"). For each executive officer who also served as a director of our private company prior to our initial public offering, we have included in such compensation any compensation earned as stock awards and deferred and accrued cash fees for service as a director. The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2024 and 2023 .

Name and Principal Position	Year	Salary(1)	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total
Justin B. Stiefel Chief Executive Officer and Treasurer	2024	$135,160	—	$168,000	—	—	$9,167	$312,327
	2023	$98,653	—	—	—	—	$10,000	$108,653
Jennifer D.H. Stiefel President and Secretary	2024	$139,367	—	$168,000	—	—	$9,167	$316,534
	2023	$97,962	—	—	—	—	$10,000	$107,962
Michael Carrosino(4) Executive Vice President, Finance and Chief Financial Officer	2024	$210,674	—	—	—	—	—	$210,674
	2023	$35,464	—	—	—	—	—	$35,464
Beth A. Marker Senior Vice President, Retail Operations	2024	$175,639	—	$6,000	—	—	—	$181,639
	2023	$84,917	—	—	—	—	—	$84,917
Danielle B. Perkins Senior Vice President, Wholesale	2024	$163,215	—	$10,000	—	—	—	$173,215
	2023	$150,831	—	—	—	—	—	$150,831
(1)    Does not include deferred compensation from 2023 and 2024 that will be paid in 2025, as follows:
•    $63,076 to Justin Stiefel;
•    $63,076 to Jennifer Stiefel;
•    $107,395 to Michael Carrosino;

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Executive Compensation
•    $4,000 to Beth Marker;
•    $46,876 to Danielle Perkins.
(2)    Represents the aggregate grant date fair value of restricted stock units granted to the executive officer during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual value that will eventually be realized by the executive officer at the time the award becomes vested.
(3)    Other compensation consisted of deferred compensation payable for service as a director. Fees were paid out following the closing of our November 2024 initial public offering. Since the closing of our initial public offering, employee directors are no longer eligible to receive additional compensation for service on the board.
(4)    Michael Carrosino became our Executive Vice President of Finance and Acting Chief Financial Officer in June 2023 and became our Chief Financial Officer in November 2024.
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2024.

	Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Justin B. Stiefel	6/5/24	—	—	—	—	42,000	168,000
Jennifer D.H. Stiefel	6/5/24	—	—	—	—	42,000	168,000
Michael Carrosino	—	—	—	—	—	—	—
Beth A. Marker	6/5/24	—	—	—	—	1,500	6,000
Danielle B. Perkins	6/5/24	—	—	—	—	2,500	10,000
(1)    All Restricted Stock Unit Awards are “double trigger” and both a service-based component and a liquidity-event component (including applicable lock-up periods) must be satisfied prior to an award being settled. The liquidity-event component of these Restricted Stock Unit Awards consists of (a) a Change of Control (as defined in the related Restricted Stock Unit Award), (b) the expiration of any lock-up in connection with an IPO (as defined in the related Restricted Stock Unit Award), (c) the Sale of a Heritage Brand (as defined in the related Restricted Stock Unit Award) or the sale of any Heritage subsidiary, or any entity in which we have an ownership stake of no less than 10%; or upon our receipt of a third-party valuation or outside investment valuing our Company as a whole or any subsidiary at $200 million or more.
(2)    The value reflected is based upon the fair grant value of $4.00 per share.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of our Compensation Committee members, when appointed, will have at any time been one of our officers or employees.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2024, regarding our compensation plans under which equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)))
2019 Equity compensation plan approved by security holders	251,600	14.44	4,900
2024 Equity compensation plan approved by security holders			2,500,000
Total	251,600	14.44	2,504,900
Equity Incentive Plans
2019 EQUITY INCENTIVE PLAN
On April 25, 2019, our Board of Directors adopted our 2019 Equity Incentive Plan (the “2019 Plan”) to provide an additional means to attract, motivate, retain, and reward selected employees and other eligible persons. Our stockholders approved the plan on or about April 25, 2019. Employees, officers, directors, and consultants that provided services to us or one of our subsidiaries were eligible to receive awards under the 2019 Plan. Awards under the 2019 Plan were issuable in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, stock units and other forms of awards including cash awards.
As of May 30, 2025, 6,011 options had been made under the 2019 Plan, and 5,200 shares authorized under the 2019 Plan remained available for award purposes.
Our Board of Directors may amend or terminate the 2019 Plan at any time. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency. The 2019 Plan is not exclusive — our Board of Directors and the Compensation Committee of the Board may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.
The 2019 Plan will terminate on April 25, 2029. However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated. The maximum term of options under the 2019 Plan is seven years after the initial date of the award, unless the options were granted to a stockholder holding stock with more than ten percent of the total combined voting power of all classes of stock of the Company, in which case the maximum term will be five years.
2024 EQUITY INCENTIVE PLAN
In November 2024, our Board of Directors adopted and our stockholders approved our 2024 Equity Incentive Plan (the “2024 Plan”). Information regarding the 2024 Plan is included above under Proposal Seven "Approval of an Amendment to the 2024 Plan to Increase the Plan's Shares Available for Issuance."
INCENTIVE PLAN AWARDS
Other than described in the "Outstanding Equity Awards at Fiscal Year-End" section above, we did not make any additional stock option grants or other equity awards to our executive officers during the year ended December 31, 2024.

2025 Proxy Statement	48	Heritage Distilling Holding Company, Inc.

Certain Relationships and Related-Party and Other Transactions
Procedures for Approval of Related Party Transactions
A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:
•any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;
•any person who beneficially owns more than 5% of our common stock;
•any immediate family member of any of the foregoing; or
•any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
In connection with the consummation of the IPO we completed in November 2024, our Board of Directors adopted a written related-party transactions policy. Pursuant to this policy, the Audit Committee of our Board of Directors review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction. In determining whether to approve or disapprove entry into a related-party transaction, our Audit Committee shall take into account, among other factors, the following: (i) the benefits of the transaction; (ii) the terms of the transaction; and (iii) whether the transaction would impact the independence of a Related Party, as defined in the policy.
Related Party Transactions
With the exception of the compensation arrangements for our named executive officers and directors, which are describe above, and the transactions set forth below, we were not a party to any related party transactions during the year ended December 31, 2024 or since December 31, 2024, and there are no currently proposed related-party transaction that is under consideration by us.
Transactions with Tiburon Opportunity Fund, L.P. Between April 19, 2022 and November 8, 2022, Tiburon Opportunity Fund, L.P., as well as the lead investor in Tiburon Opportunity Fund, L.P. individually (together “Tiburon”), a related party that is a current stockholder of our Company that owned more than 10% of our outstanding common stock as of December 31, 2023 and 2022, purchased our unsecured convertible promissory notes in the aggregate principal amount of $6,311,250 that bore interest at the rate of 29% per annum and were to mature on July 31, 2024. In connection with the purchase of such unsecured convertible promissory notes, we issued to Tiburon common stock purchase warrants to purchase up to 2,337,500 shares of common stock after the closing of our November 2024 initial public offering for a purchase price equal to the purchase price of the shares of common stock to be sold in our November 2024 initial public. In April 2024, we amended the exercise price of such warrants to a fixed price of $6.00 per share, which fixed the number of shares issuable upon the exercise of such warrants at 389,583 shares.
Additionally, in March 2023, Tiburon purchased from us an unsecured convertible promissory note in the principal amount of $1,620,000 that bore interest at the rate of 29% per annum and was to mature on July 31, 2024. Between May 1, 2023 and September 30, 2023, Tiburon (as well as the lead investor in Tiburon) purchased from us unsecured convertible promissory notes in the aggregate principal amount of $2,362,500 that bore interest at the rate of 10% per annum and were to mature on July 31, 2024. Between October 1, 2023 and April 17, 2024, Tiburon purchased from us additional unsecured convertible promissory notes in the aggregate principal amount of $3,247,425 ($2,405,500 of principal before exchange into common stock) that bore interest at the rate of 12.5% per annum and were to mature on August 29, 2026. We did not make any payments of principal or interest on the promissory notes issued to Tiburon (or the lead investor in Tiburon). On November 1, 2023, the convertible promissory notes issued

Heritage Distilling Holding Company, Inc.	49	2025 Proxy Statement

Certain Relationships and Related-Party and Other Transactions
to Tiburon (as well as the lead investor in Tiburon) in 2022 and prior to August 29, 2023 were exchanged (contingent upon the consummation of the IPO we completed in November 2024, which contingency is now lifted) for an aggregate of 1,717,559 shares of our common stock. On April 18, 2024, the remaining promissory notes issued to Tiburon (as well as the lead investor in Tiburon) were exchanged (contingent upon the consummation of the IPO we completed in November 2024, which contingency is now lifted) for an aggregate of 1,203,783 shares of our common stock.
Transactions with Other Related Parties. As of November 1, 2023, Anson Investments Master Fund LP (“Anson”), Daniel B. Cathcart (“Cathcart”), and Douglas A. George (“George”), were each a related party that is a current stockholder of our Company that owned more than 5% of our outstanding common stock. Between November 10, 2023 and February 13, 2024, Anson purchased unsecured convertible promissory notes in the aggregate principal amount of $156,244 ($150,000 of principal before exchange into common stock), Cathcart purchased unsecured convertible promissory notes in the aggregate principal amount of $503,000 ($500,000 of principal before exchange into common stock), and George purchased unsecured convertible promissory notes in the aggregate principal amount of $410,650 ($400,000 of principal before exchange into common stock) each that bore interest at the rate of 12.5% per annum and were to mature on August 29, 2026. We did not make any payments of principal or interest on the promissory notes issued to Anson, Cathcart or George. On April 4, 2024, the promissory notes issued to Cathcart were exchanged (contingent upon the consummation of the IPO we completed in November 2024, which contingency is now lifted) for an aggregate of 361,600 shares of our common stock. On April 9, 2024, the promissory notes issued to George were exchanged (contingent upon the consummation of the IPO we completed in November 2024, which contingency is now lifted) for an aggregate of 296,680 shares of our common stock. On April 12, 2024, the promissory notes issued to Cathcart were exchanged (contingent upon the consummation of the IPO we completed in November 2024, which contingency is now lifted) for an aggregate of 111,330 shares of our common stock.
Factoring Agreements. On May 3, 2024, we secured $100,000 under the terms of an accounts receivable factoring arrangement with Tiburon for which we paid a $10,000 origination fee and were obligated to pay a fee of $1,000 for every two weeks any payment remained overdue. Payment under the factoring arrangement was due the earlier of: (i) the third day following our receipt of payment under the factored receivable; (ii) our achievement of certain fundraising milestones; or (iii) on June 15, 2024.
As of July 1, 2024, we secured $166,667 under the terms of an accounts receivable factoring arrangement with Tiburon for which we paid a $16,667 origination fee and were obligated to pay a fee of $1,000 for every two weeks any payment remained overdue. Payment under the factoring arrangement was due on the earlier of: (i) the third day following receipt of payment under the factored receivable; (ii) our achievement of certain fundraising milestones; or (iii) August 15, 2024.
As of July 5, 2024, we secured $250,000 under the terms of an accounts receivable factoring arrangement with Anson for which we paid $27,000 in fees. Our repayment obligations under the factoring arrangement were subsequently exchanged for Series A Preferred Stock.
In August 2024, the $100,000 and $166,667 received from Tiburon under the terms of the factoring arrangement, including accrued fees and related warrants, was exchanged for an aggregate of 29,661 shares of Series A Preferred Stock and 13,333 warrants to purchase shares of common stock at $4.00 per share, and warrants to purchase 77,778 shares of common stock at an exercise price of $6.00 per share.
In September 2024, the $250,000 received from Anson and the $27,000 in accrued fees under the terms of the factoring arrangement was exchanged for an aggregate of 27,700 shares of Series A Preferred Stock and 12,500 warrants to purchase shares of common stock at $4.00 per share. Under the exchange agreement, Anson retained its warrants to purchase 83,333 shares of common stock at an exercise price of $6.00 per share.
In October 2024, we sold 250 barrels of aged whiskey to Tiburon for $166,667. Under the terms of the sale, in the event Tiburon resells the barrels back to us, the resale prices shall be the price paid by Tiburon per barrel under the agreement plus a 15% simple annual interest rate of 1.25% per month from the date Tiburon purchased the barrels from us. We also agreed to store the barrels for Tiburon at no fee until Tiburon sells the barrels to either us or a third party.

2025 Proxy Statement	50	Heritage Distilling Holding Company, Inc.

Audit Committee Report
Our management is primarily responsible for Heritage’s internal control and financial reporting process. Our independent registered public accounting firm, CBIZ CPAs, P.C., is responsible for performing an independent audit of Heritage’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Heritage’s internal control over financial reporting. The Audit Committee monitors Heritage’s financial reporting process and reports to the Board on its findings.
In this context, the Audit Committee hereby reports as follows:
1.    The Audit Committee has reviewed and discussed the audited financial statements with Heritage’s management.
2.    The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.    The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
4.    Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Heritage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.
The Audit Committee
Troy Alstead (Chair)
Christopher H. (Toby) Smith
Eric S. Trevan, Ph.D.
Householding
We participate in the practice of “householding” and some brokers, banks, and other nominee record holders may participate as well. This means that only one copy of our Proxy Statement or Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you at no cost if you request a copy orally or in writing to the following address: Corporate Secretary, 9668 Bujacich Road, Gig Harbor, WA 98332. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact us via the foregoing contact information if your shares are registered directly in your name or contact your broker, bank, or other nominee record holder if your shares are held in street name.
Availability of Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge, to each stockholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC. Any exhibits listed in the Form

Heritage Distilling Holding Company, Inc.	51	2025 Proxy Statement

Availability of Annual Report on Form 10-K
10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 9668 Bujacich Road, Gig Harbor, WA 98332.
Other Business
While the Notice of 2025 Annual Meeting of Stockholders provides for the transaction of all other business that may properly come before the Annual Meeting, including any adjournments or postponements of the Annual Meeting, the Board knows of no matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the individuals appointed as proxies will vote your shares as they determine in their discretion to be advisable.

2025 Proxy Statement	52	Heritage Distilling Holding Company, Inc.

Appendix A
FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HERITAGE DISTILLING HOLDING COMPANY, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

________, 2025

Heritage Distilling Holding Company, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.     The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article IV and replacing it in its entirety with the following:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall have authority to issue is 495,000,000 shares. The total number of shares of Common Stock that the Corporation is authorized to issue is 490,000,000, having a par value $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 5,000,000, having a par value of $0.0001 per share.

2.     This foregoing amendment was duly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this First Amendment to Second Amended and Restated Certificate of Incorporation to be duly executed by an authorized officer this ____ day of _________, 2025.

HERITAGE DISTILLING HOLDING
COMPANY, INC.

By: ________________________________
Name: Justin Stiefel
Title: Chief Executive Officer

Appendix B
HERITAGE DISTILLING HOLDING COMPANY, INC.
FIRST AMENDMENT TO THE
2024 EQUITY INCENTIVE PLAN

This First Amendment (the “Amendment”) to the Heritage Distilling Holding Company, Inc., a Delaware corporation (the “Company”), 2024 Equity Incentive Plan (the “Plan”) as adopted by the unanimous approval of the members of the Board of Directors of the Company (the “Board”) upon the recommendation of the Compensation Committee (the “Committee”) of the Board, amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this Amendment (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan..

WHEREAS, the Plan, as adopted by the Board, ratified and approved by the stockholders of the Company, and becoming effective on November 25, 2024, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and

WHEREAS, the Plan had, as of the date of its adoption, an Overall Share Limit of 2,500,000 shares of the Company’s Common Stock; and

WHEREAS, the Committee, both in its capacity as Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and

WHEREAS, the Committee, having considered the Company’s issuance of Awards since the Plan became effective, has determined to adopt this First Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 2,500,000 additional shares of Common Stock, for a total of 5,000,000 Shares.

NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of May 30, 2025 and as approved by the stockholders of the Company as of the date listed below, this First Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this First Amendment, the Plan is hereby amended as follows:

1. As of the Effective Date, Section 4.1 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, the maximum number of shares of Common Stock that may be issued under the Plan shall be five million (5,000,000) shares (the “Overall Share Limit”), provided, however, that the Overall Share Limit shall not include Stock Appreciation Rights units in which the Award Grant of such units are paid out in cash at the time of exercise rather than in actual Shares of stock. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.”

2. Except as specifically set forth in this First Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors on May 30, 2025.
 As adopted by the Stockholders on ____________

ANNUAL MEETING OF STOCKHOLDERS OF

HERITAGE DISTILLING HOLDING COMPANY, INC.

June 24, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date, and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↓

20234333333000001000 8 062425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 4, 5, 6, 7, 8, AND 9, AND "3 YEARS" FOR PROPOSAL 3. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ Christopher H. "Toby" Smith — Class III director
○ Jeffrey P. Wensel, M.D., Ph.D. — Class III director

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Proposal	FOR	AGAINST	ABSTAIN
2. Approval of the compensation of our named executive officers.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	ABSTAIN
3. The selection of the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

Proposal	FOR	AGAINST	ABSTAIN
4. Approval of the potential issuance of shares of our common stock pursuant to the ELOC Purchase Agreement.	☐	☐	☐
5. Approval of the potential issuance of shares of our common stock upon conversion of the Series B Preferred Stock and exercise of warrants pursuant to the SPAs.	☐	☐	☐
6. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares.	☐	☐	☐
7. Approval of an amendment to the Company's 2024 Equity Incentive Plan to increase the shares available for issuance.	☐	☐	☐
8. Ratification of appointment of CBIZ CPAs P.C. as independent registered public accounting firm for fiscal year 2025.	☐	☐	☐
9. Approval of the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the proposals.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2, 3 YEARS for Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6, FOR Proposal 7, FOR Proposal 8, and FOR Proposal 9.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

HERITAGE DISTILLING HOLDING COMPANY, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 24, 2025

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Justin B. Stiefel, Jennifer D. H. Stiefel, and Michael Carrosino, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Heritage Distilling Holding Company, Inc., to be held on Tuesday, June 24, 2025 at 9:00 a.m Pacific Time at 9668 Bujacich Road, Gig Harbor, WA 98332, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

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